As filed with the Securities and Exchange Commission on May 1, 2000


                                                        Registration No. 33-6793
                                                                        811-4721

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                       POST EFFECTIVE AMENDMENT NUMBER 17


                                       TO
                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

                                ----------------

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                              (EXACT NAME OF TRUST)

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                               (NAME OF DEPOSITOR)

                                ----------------

                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056

          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                                 DONA D. YOUNG
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                ONE AMERICAN ROW
                                   PO BOX 5056

                        HARTFORD, CONNECTICUT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ----------------
                                    Copy to:

                               EDWIN L. KERR, ESQ.
                   Phoenix Home Life Mutual Insurance Company
                                One American Row

                                   PO Box 5053
                        HARTFORD, CONNECTICUT 06102-5056

                                ----------------

    It is proposed that this filing will become effective:
    |X| immediately upon filing pursuant to paragraph (b) of Rule 485 [ ] on _____ pursuant to paragraph (b)
    [ ] 60 days after filing pursuant to paragraph (a) (1) or
    [ ] on _____ pursuant to paragraph (a) (1) of Rule 485.
    [ ] this Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.



Title of securities being offered: Single Premium Variable Life Insurance

================================================================================

                                    VERSION A

                  This filing does not affect the Phoenix Edge.

                                                                     [VERSION B]


                                                              PHOENIX EDGE-SPVL


                                                                  VARIABLE LIFE
                                                               INSURANCE POLICY


                                                                      Issued by


                                             PHOENIX HOME LIFE MUTUAL INSURANCE
                                                                        COMPANY



FOR POLICYHOLDER SERVICE, PLEASE CONTACT US AT:



[envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027
[telephone] Tel. 800/541-0171



PROSPECTUS                                                           MAY 1, 2000

    This prospectus describes a modified single premium variable life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force.

    You may allocate net premiums and cash value to one or more of the Subaccounts of the VUL Account and the Guaranteed Interest Account. The assets of each Subaccount will be used to purchase, at net asset value, shares of a series in the following designated underlying Funds.

THE PHOENIX EDGE SERIES FUND
----------------------------
MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
[DIAMOND] Phoenix-Aberdeen International Series
[DIAMOND] Phoenix-Engemann Capital Growth Series
[DIAMOND] Phoenix-Engemann Nifty Fifty Series
[DIAMOND] Phoenix-Goodwin Money Market Series
[DIAMOND] Phoenix-Goodwin Multi-Sector Fixed Income Series
[DIAMOND] Phoenix-Hollister Value Equity Series
[DIAMOND] Phoenix-Oakhurst Balanced Series
[DIAMOND] Phoenix-Oakhurst Growth and Income Series
[DIAMOND] Phoenix-Oakhurst Strategic Allocation Series
[DIAMOND] Phoenix-Seneca Mid-Cap Growth Series
[DIAMOND] Phoenix-Seneca Strategic Theme Series

MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
[DIAMOND] Phoenix-Aberdeen New Asia Series

MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
[DIAMOND] Phoenix-Duff & Phelps Real Estate Securities Series


MANAGED BY PHOENIX VARIABLE ADVISORS, INC.
[DIAMOND] Phoenix-Bankers Trust Dow 30 Series
[DIAMOND] Phoenix-Federated U.S. Government Bond Series
[DIAMOND] Phoenix-J.P. Morgan Research Enhanced Index Series
[DIAMOND] Phoenix-Janus Equity Income Series
[DIAMOND] Phoenix-Janus Flexible Income Series
[DIAMOND] Phoenix-Janus Growth Series
[DIAMOND] Phoenix-Morgan Stanley Focus Equity Series
[DIAMOND] Phoenix-Schafer Mid-Cap Value Series

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
-----------------------------------

MANAGED BY BANKERS TRUST COMPANY
[DIAMOND] EAFE(R) Equity Index Fund

FEDERATED INSURANCE SERIES
--------------------------
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
[DIAMOND] Federated Fund for U.S. Government Securities II
[DIAMOND] Federated High Income Bond Fund II


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC.

[DIAMOND] Technology Portfolio


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
----------------------------------------------------
MANAGED BY TEMPLETON GLOBAL ADVISORS LIMITED
[DIAMOND] Templeton Growth Securities Fund-- Class 2

MANAGED BY TEMPLETON INVESTMENT COUNSEL, INC.
[DIAMOND] Templeton Asset Strategy Fund-- Class 2
[DIAMOND] Templeton International Securities Fund-- Class 2

MANAGED BY TEMPLETON ASSET MANAGEMENT, LTD.
[DIAMOND] Templeton Developing Markets Securities Fund-- Class 2

MANAGED BY FRANKLIN MUTUAL ADVISERS, LLC
[DIAMOND] Mutual Shares Securities Fund-- Class 2


WANGER ADVISORS TRUST
---------------------
MANAGED BY WANGER ASSET MANAGEMENT, L.P.
[DIAMOND] Wanger Foreign Forty
[DIAMOND] Wanger International Small Cap
 [DIAMOND] Wanger Twenty
[DIAMOND] Wanger U.S. Small Cap

    This policy will usually be a modified endowment contract. Any loan, surrender or withdrawal may be subject to income tax and a 10% penalty.


    It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement may result in any income taxes.


    The policy is not a deposit or obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

    The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    This prospectus is valid only if accompanied or preceded by current prospectuses for the Funds. You should read and keep these prospectuses for future reference.

Head                                                        Page
----------------------------------------------------------------
PART I--GENERAL POLICY PROVISIONS........................   5
    SUMMARY ..........................................      5
        Overview........................................    5
        Underwriting....................................    5
        Charges Under the Policy........................    5
        Policy Value Charges............................    6
            Administrative Charge.......................    6
            Cost of Insurance Charge....................    6
            Tax Charge..................................    6
            Mortality and Expense Risk Charge...........    6
            Rider Charge................................    6
            Surrender Charges...........................    6
        Other Charges...................................    6
            Loan Interest Rate Charged..................    6
            Charges for Federal Income Taxes............    6
            Fund Charges................................    6
            Reduction in Charges........................    9
    PHOENIX LIFE AND MUTUAL INSURANCE COMPANY
    AND THE VUL ACCOUNT.................................    9
        Phoenix...........................................  9
        The VUL Account...................................  9
    PERFORMANCE HISTORY...................................  9
    INVESTMENTS OF THE VUL ACCOUNT........................ 10
        Participating Investment Funds.................... 10
        Investment Advisors............................... 12
        Services of the Advisors.......................... 13
        Reinvestment and Redemption....................... 13
        Substitution of Investments....................... 13
        The Guaranteed Interest Account................... 13
    PREMIUMS.............................................. 14
        Minimum Premiums.................................. 14
        Allocation of Issue Premium....................... 14
        Free Look Period.................................. 14
        Transfers......................................... 14
        Optional Programs and Additional Benefits......... 15
            Dollar Cost Averaging Program................. 15
        Automatic Asset Rebalancing....................... 15
            Additional Rider Benefits..................... 16
            Living Benefits............................... 16
        VUL Account Valuation Procedures.................. 16
            Valuation Date................................ 16
            Valuation Period.............................. 16
            Determination of Unit Values.................. 16
            Net Investment Factor......................... 16
        Death Benefit..................................... 16
            General....................................... 16
        Surrenders........................................ 16
            General....................................... 16
            Free Withdrawals.............................. 17
            Full Surrenders............................... 17
            Partial Surrenders............................ 17
            Partial Surrender: Effect on Death Benefit.... 17
        Policy Loans...................................... 17
            Source of Loan................................ 17
            Interest Charged on Loans..................... 17
            Interest Credited to the Loan Account
             and Preferred Loans.......................... 18
            Repayment..................................... 18
            Effect of Loan................................ 18
        Lapse............................................. 18
PART II--ADDITIONAL POLICY PROVISIONS......................19
        Postponement of Payments.......................... 19
        Payment by Check.................................. 19
        The Contract...................................... 19
        Suicide........................................... 19
        Incontestability.................................. 19
        Change of Owner or Beneficiary.................... 19
        Assignment........................................ 19
        Misstatement of Age or Sex........................ 19
        Surplus........................................... 19
    PAYMENT OF PROCEEDS................................... 19
        Surrender and Death Benefit Proceeds.............. 19
        Payment Options................................... 20
            Option 1--Lump sum.............................20
            Option 2--Left to earn interest................20
            Option 3--Payment for a specific period........20
            Option 4--Life annuity with specified
             period certain............................... 20
            Option 5--Life annuity.........................20
            Option 6--Payments of a specified amount.......20
            Option 7--Joint survivorship annuity with
             10-year period certain....................... 20
PART III--OTHER IMPORTANT INFORMATION......................21
    FEDERAL INCOME TAX CONSIDERATIONS..................... 21
        Introduction...................................... 21
        Phoenix's Income Tax Status....................... 21
        Policy Benefits................................... 21
            Death Benefit Proceeds........................ 21
            Full Surrender................................ 21
            Partial Surrender............................. 21
            Loans......................................... 21
        Business-Owned Policies........................... 22
        Modified Endowment Contracts...................... 22
            General....................................... 22
            Reduction in Benefits During the
             First 7 Years................................ 22
            Distributions Affected........................ 22
            Penalty Tax................................... 22
            Material Change Rules......................... 22
            Serial Purchase of Modified
             Endowment Contracts.......................... 23
        Limitations on Unreasonable Mortality
            and Expense Charges........................... 23
        Diversification Standards......................... 23
        Change of Ownership or Insured or Assignment...... 23
        Other Taxes....................................... 23
    VOTING RIGHTS ........................................ 24
        Phoenix........................................... 24

    THE DIRECTORS AND EXECUTIVE OFFICERS
        OF PHOENIX........................................ 24
    SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS .............. 25
    SALES OF POLICIES .................................... 25
    STATE REGULATION ..................................... 26
    REPORTS .............................................. 26
    LEGAL PROCEEDINGS .................................... 26
    LEGAL MATTERS ........................................ 26
    REGISTRATION STATEMENT ............................... 26
    FINANCIAL STATEMENTS ................................. 26
    APPENDIX A - GLOSSARY OF SPECIAL TERMS................ 71
    APPENDIX B - PERFORMANCE HISTORY...................... 72
    APPENDIX C - ILLUSTRATIONS OF DEATH BENEFITS,
        POLICY VALUES ("ACCOUNT VALUES") AND CASH
        SURRENDER VALUES.................................. 76


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                        PART I--GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------

SUMMARY
--------------------------------------------------------------------------------
    This is a summary that describes the general provisions of the policy.

    Certain provisions of the policy described in this prospectus may differ in a particular state because of specific state requirements.

    Throughout the prospectus, Phoenix Home Life Mutual Insurance Company is referred to as Phoenix, PHL, we, us or our and the policyholder is referred to as you or your.

    We define the following terms in the Glossary of Appendix A:

ATTAINED AGE                     PAYMENT DATE
BENEFICIARY                      POLICY ANNIVERSARY
CASH SURRENDER VALUE             POLICY DATE
DEBT                             POLICY VALUE
FUNDS                            POLICY YEAR
GENERAL ACCOUNT                  SERIES
ISSUE PREMIUM                    SUBACCOUNTS
LOAN ACCOUNT                     VALUATION DATE
MONTHLY CALCULATION DAY          VALUATION PERIOD
NET ASSET VALUE                  VUL ACCOUNT (ACCOUNT)

    If there is ever a difference between the provisions within this prospectus and the provisions of the policy, the policy provisions will prevail.

OVERVIEW
    The policy is available on an individual basis and provides a death benefit that is generally free of federal income tax. Also, any growth in your policy value is tax deferred.

    Purchase of a policy may be appropriate if you want to provide for a death benefit or to help meet long term financial needs. If you plan to withdraw money from the policy on a short term basis it may not be a suitable purchase for you.

    As a modified single premium variable life insurance policy, you will have limited ability to make additional premium payments beyond the initial payment. Also, most modified single premium life insurance policies are considered modified endowment contracts meaning that any surrender, withdrawal, loan, pledge or assignment are classified as a distribution, and may be subject to income tax and a 10% penalty.

    As a variable contract, your policy value is contingent upon the performance of the investment options you select and as life insurance, offers a death benefit to the beneficiary you select.

    Policies are issued as either Standard (smoker) or Advantage (nonsmoker) classification. The age of the insured at the time of issue generally must be between the ages of 18 to 85 as of his or her last birthday.

    The minimum premium is $10,000.

    You can purchase a policy to insure the life of another person provided that you have an insurable interest in that life and the prospective Insured consents.

UNDERWRITING
    Underwriting is generally on a simplified basis, meaning that if you answer a series of questions favorably, and if your age and single premium fall within limits, then the policy will be issued. No additional medical information or tests will be necessary.


    In some instances, depending on how you answer these questions, you may be subject to additional underwriting.

CHARGES UNDER THE POLICY

    We deduct certain charges from your policy to compensate us for:

    1.  our expenses in selling the policy;

    2.  underwriting and issuing the policy;

    3.  premium and federal taxes incurred on premiums received;

    4.  providing insurance benefits under your policy; and

    5.  assuming certain risks in connection with the policy.


    These charges are summarized in Chart 1.

POLICY VALUE CHARGES
    On each monthly calculation day, we deduct the following charges from your policy value:

    1.  administrative charge

    2.  cost of insurance charge


    3.  tax charge


    4.  mortality and expense risk charge

    5.  a charge for the cost of riders if applicable

    Unless otherwise noted, the amount deducted is allocated among the Subaccounts, the Guaranteed Interest Account and the Loan Account, based on an allocation schedule specified by you. You initially select this schedule in your application.

1.  ADMINISTRATIVE CHARGE
    We assess a monthly charge for the expenses we incur in administering the policy. This charge reimburses us for the cost of daily administration of services such as billing and collections, monthly processing, updating daily values and communicating with policyholders.

    This charge is not assessed against assets held in the Loan Account.

2.  COST OF INSURANCE CHARGE
    We deduct a charge to cover the cost of insurance coverage on each monthly calculation day. The maximum charge is based on

[DIAMOND]  Insured's gender;

[DIAMOND]  Insured's age at issue;

[DIAMOND]  policy year in which we make the deduction;

[DIAMOND]  Insured's tobacco use classification.


    To determine the maximum monthly cost of insurance, we multiply the appropriate cost of insurance rate as shown in your policy, by the difference between your policy's death benefit and the policy value. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose policies have been in force for the same length of time, ranging from 0% to 3.5%.


3.  TAX CHARGE

    States assess premium taxes at various rates, ranging from 0% to 3.5%.The DAC tax is associated with our federal tax liability under Internal Revenue Code
Section 848. We pay the cost up front and recoup the cost over the first 10 policy years.


4.  MORTALITY AND EXPENSE RISK CHARGE
    We charge the Subaccounts and the GIA for the mortality and expense risks we assume. This charge is deducted from the value of each Subaccount's assets attributable to the policies.

    The mortality risk we assume is that the group of lives we insure under our policies may, on average, live for a shorter period of time than we estimated.

    The expense risk we assume is that our cost of issuing and administering the policies may be more than we estimated. If all the money we collect from this charge is not required to cover the cost of death benefits and other expenses, it will be a gain to us. If the money we collect is not enough to cover our costs, we will still provide for death benefits and expenses.

    This charge is not assessed against assets held in the Loan Account.

5.  RIDER CHARGE
    We will deduct any applicable monthly rider charges for any additional benefit provided to you by rider.

SURRENDER CHARGES
    A deduction for surrender charges for this policy may be taken from proceeds of partial withdrawals from, or complete surrender of the policy. The amount (if any) of a surrender charge depends on whether your payment held under the policy for a certain period of time. The surrender charge schedule is shown in the chart below.

    Once each policy year, you may withdraw an amount equal to the greater of your penalty free earnings on the policy and 10% of the single premium without the imposition of a surrender charge.(See "Surrenders--Free Withdrawals" for more detail.) The deduction for surrender charges is expressed as a percentage of the single premium in excess of the free allowable amount, is as follows:

--------------------------------------------------------------
Percentage    9%   8%   7%   6%  5%   4%   3%   2%   1%   0%
--------------------------------------------------------------
Policy Year   1    2    3    4    5   6    7    8    9   10+
--------------------------------------------------------------

    If surrender charges received by Phoenix do not fully reimburse the Company for distribution expenses, profit from other sources, including the mortality and expense risk charge, may be used to cover the short-fall.

OTHER CHARGES
LOAN INTEREST RATE CHARGED

    This charge reimburses us for expenses we incur in administering your loan. This rate varies by policy year.

CHARGES FOR FEDERAL INCOME TAXES
    We currently do not charge the VUL Account for federal income taxes attributable to it. In the future, we may charge to cover these taxes or any other tax liability of the VUL Account.

FUND CHARGES

    As compensation for investment management services, the Advisors are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each fund Series. Please refer to Chart 2 for a listing of fund charges including the investment management fee.


CHART 1                                CHARGES UNDER THE POLICY

-----------------------------------------------------------------------------------------------------
                CHARGES                CURRENT AMOUNT OF DEDUCTION       WHEN CHARGE IS DEDUCTED

DEDUCTIONS                             NONE                              NOT APPLICABLE
FROM
PREMIUMS
-----------------------------------------------------------------------------------------------------

POLICY VALUE      ADMINISTRATIVE       Policies with policy value of      Monthly
CHARGES           CHARGE*              Monthly $100,000 or less:
                                       Greater of $60 or 0.30% of
                                       loaned policy value annually

                                       Policies with unloaned policy
                                       value exceeding $100,000: 0.15%
                                       of unloaned olicy value
                  -----------------------------------------------------------------------------------
                  MAXIMUM COST OF      A per thousand rate multiplied    Monthly
                  INSURANCE CHARGE     by the amount at risk each month.
                                       This charge varies by the
                                       Insured's issue age, policy
                                       duration, gender and
                                       underwriting class.
                  -----------------------------------------------------------------------------------
                  TAX CHARGE           0.40% of policy value annually    Monthly
                                       in policy years 1-10

                                       0.00% of policy value annually
                                       in policy years 11+
                  ----------------------------------------------------------------------------------
                  SURRENDER CHARGES    The surrender charge is equal to  Upon full or partial surrender the following percentages of the  of the policy.
                                       single premium paid:

                                       Year   1 2 3 4 5 6 7 8 9 10+

                                       %      9 8 7 6 5 4 3 2 1  0
                  -----------------------------------------------------------------------------------
                  MORTALITY AND         0.80% of policy value annually in       Monthly
                  EXPENSE RISK          unloaned policy years 1-10
                  CHARGE*
                                       0.50% of policy value annually in
                                       unloaned policy years 11+
-----------------------------------------------------------------------------------------------------
OTHER CHARGES     FUND CHARGES         SEE FUND CHARGE TABLE             SEE FUND PROSPECTUS
                  -----------------------------------------------------------------------------------

                  TRANSFERS BETWEEN    None                              In the future, we may charge
                  SUBACCOUNTS                                            $10 per transfer for more
                                                                         than 2 transfers per policy
                                                                         year.
                  -----------------------------------------------------------------------------------
                  LOAN INTEREST RATE   6.00% annually in policy year 1   On policy anniversary date or
                  CHARGED                                                on surrender of the policy.
                                       8.00% annually in policy years
                                       2+
-----------------------------------------------------------------------------------------------------

-----------------------------
* Charge applies to all accounts (subaccounts and GIA) with the exception of the Loan Account.



CHART 2
FUND ANNUAL EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
                          SERIES                            MANAGEMENT   RULE 12B-1  OTHER EXPENSES  TOTAL EXPENSES  TOTAL EXPENSES
                                                               FEES         FEES         BEFORE          BEFORE           AFTER
                                                                                    REIMBURSEMENT(1) REIMBURSEMENT  REIMBURSEMENT(2)
------------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                  .75%         N/A           .26%           1.01%            1.01%
Phoenix-Aberdeen New Asia                                      1.00%         N/A          1.39%           2.39%            1.25%
Phoenix-Bankers Trust Dow 30                                    .35%         N/A          1.40%(4)        1.75%(4)          .50%
Phoenix-Duff & Phelps Real Estate Securities                    .75%         N/A           .56%           1.31%            1.00%
Phoenix-Engemann Capital Growth                                 .62%         N/A           .06%            .68%             .68%
Phoenix-Engemann Nifty Fifty                                    .90%         N/A           .53%           1.43%            1.05%
Phoenix-Federated U.S. Government Bond                          .60%         N/A          1.70%(4)        2.30%(4)          .75%
Phoenix-Goodwin Money Market                                    .40%         N/A           .17%            .57%             .55%
Phoenix-Goodwin Multi-Sector Fixed Income                       .50%         N/A           .21%            .71%             .65%
Phoenix-Hollister Value Equity                                  .70%         N/A          1.33%           2.03%             .85%
Phoenix-J.P. Morgan Research Enhanced Index                     .45%         N/A           .30%            .75%             .55%
Phoenix-Janus Equity Income                                     .85%         N/A          1.40%(4)        2.25%(4)         1.00%
Phoenix-Janus Flexible Income                                   .80%         N/A          1.65%(4)        2.45%(4)          .95%
Phoenix-Janus Growth                                            .85%         N/A          1.05%(4)        1.90%(4)         1.00%
Phoenix-Morgan Stanley Focus Equity                             .85%         N/A          1.30%(4)        2.15%(4)         1.00%
Phoenix-Oakhurst Balanced                                       .54%         N/A           .16%            .70%             .70%
Phoenix-Oakhurst Growth and Income                              .70%         N/A           .31%           1.01%             .85%
Phoenix-Oakhurst Strategic Allocation                           .58%         N/A           .12%            .70%             .70%
Phoenix-Schafer Mid-Cap Value                                  1.05%         N/A          1.53%           2.58%            1.20%
Phoenix-Seneca Mid-Cap Growth                                   .80%         N/A          1.24%           2.04%            1.05%
Phoenix-Seneca Strategic Theme                                  .75%         N/A           .22%            .97%             .97%

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
EAFE(R)Equity Index Fund                                        .45%         N/A           .69%           1.15%             .65%

FEDERATED INSURANCE SERIES
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                .60%         N/A           .24%            .84%             .84%
Federated High Income Bond Fund II                              .60%         N/A           .19%            .79%             .79%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                            .80%         N/A          1.85%(4)        2.65%(4)         1.15%

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund--Class 2(6)                       .60%        .25%(3)        .19%           1.04%            1.04%
Templeton Asset Strategy Fund--Class 2(5,6)                     .60%        .25%(3)        .18%           1.03%            1.03%
Templeton Developing Markets Securities Fund--Class 2(5,6)     1.25%        .25%(3)        .31%           1.81%            1.81%
Templeton Growth Securities Fund--Class 2(6)                    .83%        .25%(3)        .05%           1.13%            1.13%
Templeton International Securities Fund--Class 2(5,6)           .69%        .25%(3)        .19%           1.13%            1.13%

WANGER ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                           1.00%         N/A          2.45%           3.45%            1.45%
Wanger International Small Cap                                 1.25%         N/A           .24%           1.49%            1.49%
Wanger Twenty                                                   .95%         N/A          1.17%           2.12%            1.35%
Wanger U.S. Small Cap                                           .95%         N/A           .07%           1.02%            1.02%
------------------------------------------------------------------------------------------------------------------------------------

1 Each series pays a portion or all of its expenses other than the management fee. The Phoenix-J.P. Morgan Research Enhanced Index Series will pay up to .10%; the Phoenix-Engemann Capital Growth, Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Oakhurst Strategic Allocation, Phoenix-Goodwin Money Market, Phoenix-Oakhurst Balanced, Phoenix-Engemann Nifty Fifty, Phoenix-Oakhurst Growth and Income, Phoenix-Hollister Value Equity, Phoenix-Schafer Mid-Cap Value, Phoenix-Bankers Trust Dow 30, Phoenix-Federated U.S. Government, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Morgan Stanley Focus Equity Series will pay up to .15%; the Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Seneca Strategic Theme, Phoenix-Aberdeen New Asia, and Phoenix-Seneca Mid-Cap Growth Series will pay up to .25%; and the Phoenix-Aberdeen International Series will pay up to .40%. The Wanger Foreign Forty will pay up to .45%, the Wanger U.S. Small Cap Series will pay up to .50%, the Wanger International Small Cap will pay up to .60%, and the Wanger Twenty will pay up to .40%.

2 Reflects the effect of any management fee waivers and reimbursement of expenses.

3 The fund's Class 2 distribution plan or "Rule 12b-1 Plan" is described in the fund's prospectus.

4 These figures are estimates; these series have been available for less than six months as of the date of this prospectus.

5 On 2/8/00, shareholders approved a merger and reorganization that combined the fund with a similar fund of the Franklin Templeton Variable Insurance Products Trust, effective 5/1/00.

6 The table shows total expenses based on the new fees and assets as of 12/31/99 and not the assets of the combined funds. The following table estimates what the total expenses would be based on the assets of the combined funds as of 5/1/00:



------------------------------------------------------------------------------------------------------------------------------------
ESTIMATED ANNUAL EXPENSES FROM  5/1/00            MANAGEMENT FEES    RULE 12B-1 FEES   OTHER EXPENSES   TOTAL OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund - Class 2                   .60%               .25%             .19%                 1.04%
Templeton Asset Strategy Fund - Class 2                   .60%               .25%             .14%                  .99%
Templeton Developing Markets Securities Fund - Class 2   1.25%               .25%             .29%                 1.79%
Templeton Growth Securities Fund - Class 2                .80%               .25%             .05%                 1.10%
Templeton International Securities Fund - Class 2         .65%               .25%             .20%                 1.10%
------------------------------------------------------------------------------------------------------------------------------------

REDUCTION IN CHARGES

    The policy is available for purchase by individuals, and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where it is expected that the size or nature of such policy or policies will result in savings of sales, underwriting, administrative or other costs.

    Eligibility for the amount of these reductions will be determined by a number of factors including:

[DIAMOND] the number of insureds;

[DIAMOND] the total premium expected to be paid;

[DIAMOND] the total assets under management for the policyowner;

[DIAMOND] the nature of the relationship among individual insureds;

[DIAMOND] the purpose for which the policies are being purchased;

[DIAMOND] whether there is a preexisting relationship with us, such as being an employee of the PHL or ts affiliates and their spouses; or to employees or agents who retire from PHL or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker dealers with whom PEPCO has selling agreements;

[DIAMOND] internal transfers from other policies or contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate; and

[DIAMOND] other circumstances which in our opinion are rationally related to the expected reduction in expenses.

    Any variations in the charge structure will be determined in a uniform manner reflecting differences in costs of services and not unfairly discriminatory to policyholders.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY AND THE VUL ACCOUNT
--------------------------------------------------------------------------------
PHOENIX
    We are a mutual life insurance company originally chartered in Connecticut in 1851 and redomiciled to New York in 1992. Our executive office is at One American Row, Hartford, Connecticut 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell insurance policies and annuity contracts through our own field force of full-time agents and through brokers.


    On April 17, 2000, the Board of Directors of Phoenix Home Life Mutual Insurance company authorized management to develop a plan for conversion from a mutual to a publicly traded stock company. If such a plan is developed and adopted by the Board, it would be subject to the approval of the New York Insurance Department and other regulators and submitted to policyholders for approval. The plan would go into effect only after all these requirements had been met. There is no assurance that any such plan will be adopted, and if adopted, there is no guarantee as to the amount or nature of consideration to eligible policyholders.


THE VUL ACCOUNT
    The VUL Account is a separate account of Phoenix, established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), as amended, and meets the definition of a "separate account" under that Act. This registration does not involve supervision of the management of the VUL Account or Phoenix by the SEC.

    The VUL Account is divided into Subaccounts each of which is available for allocation of policy value. Each Subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional Subaccounts which will be made available to existing policyowners to the extent and on a basis decided by us. See "Investments of the VUL Account--Participating Investment Funds."

    We do not guarantee the investment performance of the VUL Account or any of its Subaccounts. Contributions to the overall policy value allocated to the VUL Account depend on the chosen Fund's investment performance. Thus, you bear the full investment risk for all monies invested in the VUL Account.

    The VUL Account is part of the general business of Phoenix, but the gains or losses of the VUL Account belong solely to the VUL Account. The gains or losses of any other business we may conduct do not affect the VUL Account. Under New York law, the assets of the VUL Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the policy are general corporate obligations of Phoenix.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the VUL Account Subaccounts in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. See "Appendix B" for more information.

INVESTMENTS OF THE VUL ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND

    Certain subaccounts invest in corresponding series of The Phoenix Edge Series Fund. The following series are currently available:


    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is a high total return consistent with reasonable risk. The Phoenix-Aberdeen International Series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The series provides a means for investors to invest a portion of their assets outside the United States.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The investment objective of the series is long-term capital appreciation. The Phoenix-Aberdeen New Asia Series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.

    PHOENIX-BANKERS TRUST DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) (the "DJIA(SM)") before fund expenses.

    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is capital appreciation and income with approximately equal emphasis. Under normal circumstances, the Phoenix-Duff & Phelps Real Estate Securities Series invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Engemann Capital Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    PHOENIX-ENGEMANN NIFTY FIFTY SERIES: The investment objective of the series is long-term capital appreciation. The Phoenix-Engemann Nifty Fifty Series invests in approximately 50 different securities which offer the best potential for long-term growth of capital. At least 75% of the series' assets are invested in common stocks of high quality growth companies. The remaining portion is invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

    PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: The investment objective of the series is to maximize total return by investing primarily in debt obligations of the U.S. Government, its agencies and instrumentalities.

    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Money Market Series invests exclusively in high quality money market instruments.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The investment objective of the series is long-term total return. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the series is long-term capital appreciation, with a secondary investment objective of current income. The Phoenix-Hollister Value Equity Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.


    PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is high total return. The Phoenix-J.P. Morgan Research Enhanced Index Series invests in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. It invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.


    PHOENIX-JANUS EQUITY INCOME SERIES: The investment objective of the series is to seek current income and long-term growth of capital.

    PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.

    PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

    PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation by investing primarily in equity securities.

    PHOENIX-OAKHURST BALANCED SERIES: The investment objective of the series is to seek reasonable income, long-term capital growth and conservation of capital. The Phoenix-Oakhurst Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.

    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Growth and Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Phoenix-Oakhurst Strategic Allocation Series invests in stocks, bonds and money market instruments in accordance with the investment advisor's appraisal of investments most likely to achieve the highest total return.

    PHOENIX-SCHAFER MID-CAP VALUE SERIES: The primary investment objective of the series is long-term capital appreciation, with current income as the secondary investment objective. The Phoenix-Schafer Mid-Cap Value Series invests in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Phoenix-Seneca Mid-Cap Growth Series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.

    PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Phoenix-Seneca Strategic Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.


DEUTSCHE ASSET MANAGEMENT VIT FUNDS
    A certain subaccount invests in a corresponding series of the Deutsche Management VIT Funds. The following series is currently available:


    EAFE(R) EQUITY INDEX FUND: The series seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index"), which emphasizes major stock market performance of companies in Europe, Australia and the Far East. The series invests in a statistically selected sample of the securities found in the EAFE(R) Index.

FEDERATED INSURANCE SERIES

    Certain subaccounts invest in corresponding series of the Federated Insurance Series. The following series are currently available:


    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the series is current income. The Federated Fund for U.S. Government Securities II invests primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the series is high current income. The Federated High Income Bond Fund II invests primarily in a diversified portfolio of high-yield, lower-rated corporate bonds.


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
    A certain subaccount invests in a corresponding series of The Universal Institutional Funds, Inc. The following series is currently available:


    TECHNOLOGY PORTFOLIO: The investment objective of the series is to seek long-term capital appreciation by investing primarily in equity securities of companies that the investment advisor expects to benefit from their involvement in technology and technology-related industries.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    Certain subaccounts invest in Class 2 shares of a corresponding fund of the Franklin Templeton Variable Insurance Products Trust. The following funds are currently available:

    MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective. The Mutual Shares Securities Fund invests in domestic equity securities that the manager believes are significantly undervalued.

    TEMPLETON ASSET STRATEGY FUND: The investment objective of the fund is a high level of total return. The Templeton Asset Strategy Fund invests in stocks of companies of any nation, bonds of companies and governments of any nation, and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries.

    TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital growth. The Templeton Developing Markets Securities Fund invests primarily in emerging market equity securities.

    TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth. The Templeton Growth Securities Fund invests primarily in common stocks issued by companies in various nations throughout the world, including the U.S. and emerging markets.

    TEMPLETON INTERNATIONAL SECURITIES FUND: The investment objective of the fund is long-term capital growth. The Templeton International Securities Fund invests primarily in stocks of companies located outside the United States, including emerging markets.

WANGER ADVISORS TRUST

    Certain subaccounts invest in corresponding series of the Wanger Advisors Trust. The following series are currently available:


    WANGER FOREIGN FORTY: The investment objective of the series is long-term capital growth. The Wanger Foreign Forty Series invests primarily in equity securities of foreign companies with market capitalization of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is long-term capital growth. The Wanger International Small Cap Series invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER TWENTY: The investment objective of the series is long-term capital growth. The Wanger Twenty Series invests primarily in the stocks of U.S. companies with market capitalization of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

    WANGER U.S. SMALL CAP: The investment objective of the series is long-term capital growth. The Wanger U.S. Small Cap Series invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    Each series will be subject to market fluctuations and the risks that come with the ownership of any security. There can be no assurance that any series will achieve its stated investment objective.

    In addition to being sold to the Account, shares of all of the funds may be sold to other separate accounts of PHL or its affiliates. Shares of certain funds may also be sold to the separate accounts of other insurance companies.

    It is possible that in the future there may be no advantage for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither PHL nor the funds' trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contractowners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance policyowners and variable annuity contractowners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from:

[DIAMOND]  changes in state insurance laws;

[DIAMOND]  changes in federal income tax laws;

[DIAMOND]  changes in the investment management of any portfolio of the fund(s);
           or

[DIAMOND]  differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners.

    We will remedy such material conflicts at our expense including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISORS
    Phoenix Investment Counsel, Inc. ("PIC") is an investment advisor to the following series in The Phoenix Edge Series Fund:

[DIAMOND]  Phoenix-Goodwin Money Market Series

[DIAMOND]  Phoenix-Goodwin Multi-Sector Fixed Income Series

[DIAMOND]  Phoenix-Hollister Value Equity Series

[DIAMOND]  Phoenix-Oakhurst Balanced Series

[DIAMOND]  Phoenix-Oakhurst Growth and Income Series

[DIAMOND]  Phoenix-Oakhurst Strategic Allocation Series


    Based on subadvisory agreements with the fund, PIC as an investment advisor delegates certain investment decisions and research functions to subadvisors for the following series:

[DIAMOND]  Phoenix-Aberdeen International Advisors, LLC ("PAIA")
           o   Phoenix-Aberdeen International Series

[DIAMOND]  Roger Engemann & Associates, Inc. ("Engemann")
           o   Phoenix-Engemann Capital Growth Series
           o   Phoenix-Engemann Nifty Fifty Series

[DIAMOND]  Seneca Capital Management, LLC  ("Seneca")
           o   Phoenix-Seneca Mid-Cap Growth Series
           o   Phoenix-Seneca Strategic Theme Series

    Phoenix Variable Advisors, Inc. ("PVA") is also an investment advisor to The Phoenix Edge Series Fund. Based on subadvisory agreements with the fund, PVA delegates certain investment decisions and research functions to the following subadvisors for the series listed:

[DIAMOND]  Bankers Trust Company
           o   Phoenix-Bankers Trust Dow 30 Series

[DIAMOND]  Federated Investment Management Company
           o   Phoenix-Federated U.S. Government Bond Series

[DIAMOND]  J.P. Morgan Investment Management, Inc.
           o   Phoenix Research Enhanced Index Series

[DIAMOND]  Janus Capital Corporation
           o   Phoenix-Janus Equity Income Series
           o   Phoenix-Janus Flexible Income Series
           o   Phoenix-Janus Growth Series

[DIAMOND]  Morgan Stanley Asset Management Inc.
           o   Phoenix-Morgan Stanley Focus Equity Series

[DIAMOND]  Schafer Capital Management, Inc.
           o   Phoenix-Schafer Mid-Cap Value Series

    The investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series is Duff & Phelps Investment Management Co. ("DPIM").

    The investment advisor to the Phoenix-Aberdeen New Asia Series is PAIA. Pursuant to subadvisory agreements with the fund, PAIA delegates certain investment decisions and research functions with respect to the Phoenix-Aberdeen New Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect less than wholly owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc. PVA is a wholly-owned subsidiary of PM Holdings, Inc.

    The other investment advisors and their respective funds are:

[DIAMOND]  Bankers Trust Company
           o   EAFE(R) Equity Index Fund

[DIAMOND]  Federated Investment Management Company
           o   Federated Fund for U.S. Government Securities II
           o   Federated High Income Bond Fund II


[DIAMOND]  Franklin Mutual Advisers, LLC
           o   Mutual Shares Securities Fund

[DIAMOND]  Morgan Stanley Asset Management Inc.
           o  Technology Portfolio

[DIAMOND]  Templeton Asset Management, Ltd.
           o   Templeton Developing Markets Securities Fund

[DIAMOND]  Templeton Global Advisors Limited
           o   Templeton Growth Securities Fund

[DIAMOND]  Templeton Investment Counsel, Inc.
           o   Templeton Asset Strategy Fund
           o   Templeton International Securities Fund


[DIAMOND]  Wanger Asset Management, L.P.
           o   Wanger Foreign Forty
           o   Wanger International Small Cap
           o   Wanger Twenty
           o   Wanger U.S. Small Cap

SERVICES OF THE ADVISORS
    The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the trustees of each fund. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the funds.

REINVESTMENT AND REDEMPTION
    All dividend distributions of the Fund are automatically reinvested in shares of the Fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the Fund, if any, are reinvested at the net asset value on the record date. We redeem Fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the VUL Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional Subaccounts within the VUL Account, each of which will invest in shares of a designated portfolio of the Fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the Fund should no longer be available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the Subaccount in which the substitution is to occur to another Subaccount.

THE GUARANTEED INTEREST ACCOUNT
    In addition to the VUL Account, you may allocate premium or transfer policy value to the Guaranteed Interest Account. Amounts you allocate or transfer to the Guaranteed Interest Account become part of Phoenix Home Life's general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a 3% rate of return on your allocated amount. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

    We reserve the right to limit total deposits to the Guaranteed Interest Account, including transfers, to no more than $250,000 during any one-week period per policy.

    In general, you can make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. If you elect the Systematic Transfer Program for Dollar Cost Averaging, approximately equal amounts may be transferred out of the Guaranteed Interest Account. Also, the total policy value allocated to the Guaranteed Interest Account may be transferred out to one or more of the Subaccounts over a consecutive 4-year period according to the following schedule:

[DIAMOND]  Year One:       25% of the total value

[DIAMOND]  Year Two:       33% of remaining value

[DIAMOND]  Year Three:     50% of remaining value

[DIAMOND]  Year Four:      100% of remaining value

    Transfers into the Guaranteed Interest Account and among the Subaccounts may be made at any time. Transfers from the Guaranteed Interest Account are subject to the rules discussed above and in "Transfer of Policy Value" and "Systematic Transfer for Dollar Cost Averaging."

PREMIUMS
--------------------------------------------------------------------------------

MINIMUM PREMIUMS
    The minimum premium is $10,000. The issue premium is due on the policy date. The Insured must be alive when the issue premium is paid. After that, you have limited ability to make additional premium payments and each additional premium payment must be at least $100. Additional payments should be sent to the:

    PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
    P O BOX 8027
    BOSTON, MA 02266-8027


     The number of units credited to a Subaccount will be determined by dividing the portion of the premium applied to that Subaccount by the unit value of the Subaccount on the payment date. The payment date is the day we recieve the premium payment, provided that the New York Stock Exchange is open, otherwise it will be the next Business Day.


ALLOCATION OF ISSUE PREMIUM
    We will allocate the issue premium to the VUL Account and/or the Guaranteed Interest Account in accordance with allocation instructions in the application upon our receipt of the completed application .

FREE LOOK PERIOD
    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[DIAMOND] by mailing it to us within 10 days after you receive it (or longer in some states);
[DIAMOND] within 10 days after we mail or deliver a written notice telling you about your Free Look Period; or
[DIAMOND] within 45 days after completing the application, whichever occurs latest.

    We treat a returned policy as if we never issued it and will return the sum of the following as of the date we receive the returned policy:

         (1) the then current policy value less any unpaid debt; plus

         (2) any monthly deductions, and other charges made under the policy.

    We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund the same amount to you as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.

TRANSFERS
    Transfers among available Subaccounts or the GIA and changes in premium payment allocations may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date we receive the request. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise.
In such cases, you should submit a written request.

    Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a policy year.

    You may make only one transfer per policy year from the Guaranteed Interest Account unless

    (1) the transfer(s) are made as part of a Dollar Cost Averaging Program, or

    (2) we agree to make an exception to this rule.

    Unless you have elected a Dollar Cost Averaging Program, the amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the Guaranteed Interest Account at the time of the transfer. In addition, you may transfer the total value allocated to the unloaned portion of the Guaranteed Interest Account out to one or more of the Subaccounts over a consecutive 4-year period according to the following schedule:

[DIAMOND]  Year One:       25% of the total value
[DIAMOND]  Year Two:       33% of the remaining value
[DIAMOND]  Year Three:     50% of the remaining value
[DIAMOND]  Year Four:      100% of the remaining value

    Transfers into the Guaranteed Interest Account and among the Subaccounts may be made anytime. We reserve the right to limit the number of Subaccounts you may invest in at any one time or over the life of the policy, if we are required to do so by any federal or state law.


    Because excessive exchanges between Subaccounts can deteriorate Fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. We will contact the policyholder prior to invoking any restriction to discuss the situation.We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and PHL have entered into a third-party transfer service agreement.


OPTIONAL PROGRAMS AND ADDITIONAL BENEFITS

DOLLAR COST AVERAGING PROGRAM

    You may elect to transfer funds automatically among the Subaccounts or the Guaranteed Interest Account on a monthly, quarterly, semiannual or annual basis under the Systematic Transfers for Dollar Cost Averaging Program ("Dollar Cost Averaging Program"). Under the Dollar Cost Averaging Program, the minimum transfer amounts are:

[DIAMOND]  $25 monthly,
[DIAMOND]  $75 quarterly,
[DIAMOND]  $150 semiannually, or
[DIAMOND]  $300 annually.


    You must have an initial value of $2,000 in the Guaranteed Interest Account or the Subaccount from which funds will be transferred ("Sending Subaccount"). If the value in that Subaccount or the Guaranteed Interest Account drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one Sending Subaccount or the Guaranteed Interest Account, but may be allocated to more than one Subaccount ("Receiving Subaccounts").


    Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or longer. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA and do not count against any limit on transers per year. There is no charge for this program.


    Upon Completion of the Dollar Cost Averaging Program, you must notify VPO at 800/541-0171 or in writing to VPO to start another Dollar Cost Averaging Program.

    Only one Dollar Cost Averaging Program can be active at any time. All transfers under this program will be made on the basis of the Guaranteed Interest Account and Subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

    The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market.

AUTOMATIC ASSET REBALANCING

    Automated asset rebalancing permits you to maintain a specified whole number percentage of your account value in any combination of Subaccounts and the Guaranteed Interest Account. We must receive a written request in order to begin your automated asset rebalancing program ("asset rebalancing"). Then, we will make transfers annually on your policy anniversary to and from the Subaccounts and the Guaranteed Interest Account to readjust your account value to your specified percentage. Asset rebalancing allows you to maintain a specific fund allocation. We will rebalance your policy value only on the policy anniversary. Transfers under this program do not count against any limit on transfers per year and there is no charge for this program.

    The effective date of the first asset rebalancing will be the first policy anniversary after we receive your request at VPO.

    You may not participate in both the Dollar Cost Averaging Program and asset rebalancing at the same time.

ADDITIONAL RIDER BENEFITS
    You may elect additional benefits under your policy. These benefits are cancelable by you at any time. A charge may be deducted from your policy value for each additional rider benefit chosen. More details will be included in the form of a rider to your policy contract if any of these benefits is chosen. The following benefits are currently available (if approved in your state). Additional riders also may be available as described in your policy.

LIVING BENEFITS
    In the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available if a Living Benefits Option has been exercised. The minimum face amount of the policy after such accelerated benefit payment is $10,000. There is no charge for this additional benefit.

VUL ACCOUNT VALUATION PROCEDURES

VALUATION DATE
    A Valuation Date is every day the NYSE is open for trading and we are open for business. The NYSE is scheduled to be closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Board of Directors of the NYSE reserves the right to change this schedule as conditions warrant. On each Valuation Date, the value of the Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

VALUATION PERIOD
    Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

DETERMINATION OF UNIT VALUES
    We establish the unit value of each Subaccount on the first valuation date of that Subaccount. The value of one unit was set at $1.0000 on the date that assets were first allocated to that Subaccount. The unit value of a Subaccount on any other valuation date is determined by multiplying the unit value of that Subaccount on the just-prior valuation date by the net investment factor for that Subaccount for the then-current valuation period. The unit value of each Subaccount on a day other than a valuation date is the unit value on the next valuation date. The unit value of each Subaccount on a valuation date is determined at the end of that day.

NET INVESTMENT FACTOR
    The Net Investment Factor for any Valuation Period is equal to 1.000000 plus the applicable net investment rate for such Valuation Period. A Net Investment Factor may be more or less than 1.000000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any Valuation Period for the Funds allocated to each Subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, excluding any transactions, of the Subaccount for such Valuation Period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes, and (c) the results of (a) as adjusted by (b) are divided by the aggregate Unit Values in the Subaccount at the beginning of the Valuation Period.

DEATH BENEFIT

GENERAL
    The policy provides a level death benefit. The death benefit equals the policy's face amount on the date of the death of the Insured or, if greater, the minimum death benefit on the date of death.

    The minimum death benefit is the policy value on the date of death of the Insured multiplied by a percentage determined from a table contained in the policy. This percentage will be based on the Insured's attained age at the beginning of the policy year in which the death occurs.

    We pay the death benefit to the designated beneficiary when the Insured dies. Upon receiving due proof of death, we pay the beneficiary the death benefit amount determined as of the date the Insured dies. The beneficiary may direct us to pay all or part of the benefit in cash or to apply it under one or more of our payment options.

    The policy is intended to qualify as a life insurance contract under the Internal Revenue Code (IRC) for Federal tax purposes, and the death benefit to qualify for exclusion under the IRC. To qualify as life insurance under current federal tax laws, the policy has a minimum face amount of insurance (as shown on the schedule page of the policy contract ).

    The minimum face amount under this policy is determined using the Guideline Premium Test.

    Under the Guideline Premium Test, the minimum face amount of insurance is determined by multiplying the policy value by a minimum face amount factor which varies by the age of the insured.

    Face amount increases or decreases are not allowed.

SURRENDERS

GENERAL
    At any time during the lifetime of the Insured(s) and while the Policy is in force, you may partially or fully surrender the Policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the Policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

FREE WITHDRAWALS
    Your policy allows for a free withdrawal once each year. The free withdrawal amount is the amount of your policy value we permit you to withdraw each year without being charged a surrender penalty.

    Once each policy year, you may withdraw an amount equal to the greater of your penalty free earnings on the policy and 10% of the single premium (free allowable amount) without the imposition of a surrender charge.

    The penalty free earnings portion of your policy is equal to your policy value less the amount of the single premium.

    The single premium amount will be reduced by portions of prior withdrawals you have made.

    The portion of previous partial surrenders that reduce the amount of your single premium are withdrawals that you made that were in excess of your free allowable amount, including surrender charges on those withdrawals.

    The free allowable amount will automatically be calculated and processed when full or partial surrenders are requested.

FULL SURRENDERS
    If the Policy is being fully surrendered, the Policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the Policy by requesting payment of the Policy's cash surrender value. It is possible to do this at any time during the lifetime of the Insured, while the Policy is in force, with a written request to VPMO. We may require the return of the Policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the Policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any Subaccount or in the GIA is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that Subaccount or the GIA.

    Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."

    Cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Deferment of Payment." There may be adverse tax consequences to certain surrenders and partial withdrawals.

    Any request for a withdrawal from, or complete surrender of, a policy should be mailed to:

    PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
    PO BOX 8027, BOSTON
    MASSACHUSETTS 02266-8027

PARTIAL SURRENDER: EFFECT ON DEATH BENEFIT
    A partial surrender will generally decrease the death benefit. Your death benefit will be reduced on a pro rata basis. For example, a $10,000 partial surrender from a policy with a $100,000 policy value will result in a 10% reduction in the death benefit. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

POLICY LOANS

    You can take a loan against your policy any time while the policy is in force. The maximum loan is:
[DIAMOND] 90% of your policy value at the time the loan is
          taken; less
[DIAMOND] any applicable surrender charges; less
[DIAMOND] any outstanding policy debt before the loan is taken;


    Your policy must be assigned to us as collateral for the loan. At the time you take a loan, we establish a Loan Account on your policy. The Loan Account is an account that holds policy value which is used to secure your loan.

SOURCE OF LOAN
    We deduct your requested loan amount from the Subaccounts and the Guaranteed Interest Account, based on the allocation requested at the time of the loan. We liquidate shares taken from the Subaccounts and transfer the resulting dollars to the Loan Account.

INTEREST CHARGED ON LOANS
    You will pay interest on the loan at the following noted effective annual rates, compounded daily and payable in arrears:

    o 6% in policy year 1
    o 8% in policy years 2+

    Interest accrues daily and is due and payable on the policy anniversary. If you do not pay the interest when due, it will be added to your outstanding debt. We treat any interest which has been capitalized the same as if it were a new loan. We deduct this capitalized interest from the Subaccounts and the Guaranteed Interest Account in proportion to the account value in each.

INTEREST CREDITED TO THE LOAN ACCOUNT
AND PREFERRED LOANS
    We will pay interest on the Loan Account at the annual rate of 6%.

    The initial policy loan plus any additional loans which do not exceed the penalty free earnings amount on the policy will be considered "preferred loans". We will charge preferred loans interest at a rate of 6%.


Interest Charged           Interest Credited           Net
----------------           -----------------           ---
6%-policy year 1                    6%                 0%

8% - policy years 2+                6%                 2%


REPAYMENT
    You may repay all or part of your policy debt at anytime while the policy is in force.

    If you do not repay the loan, we deduct the loan amount due from the cash surrender value or the death benefit.

    Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

    In the future, PHL may not allow policy loans of less than $500, unless such loan is used to pay a premium on another policy issued by PHL or its affiliates.

EFFECT OF LOAN
    Your policy loan reduces the death benefit and cash surrender value under the policy by the amount of the loan. Your repayment of the loan increases the death benefit and cash surrender value by the amount of the repayment.

    As long as a loan is outstanding, a portion of your policy value equal to the loan is held in the Loan Account. The Subaccount's investment performance does not affect this amount. Also, you may be subject to tax consequences if your policy is considered a modified endowment contract and you take a loan against the policy.

LAPSE
    Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

    If on any monthly calculation day, the policy value is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction.

    During the grace period, the policy will continue in force but Subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not before 30 days after we have mailed written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Subaccounts or to the Guaranteed Interest Account according to the current premium allocation schedule.

    In determining the amount of "excess" premium to be applied to the Subaccounts or the Guaranteed Interest Account, we will deduct the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

                      PART II--ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS
    Payment of any amount upon complete or partial surrender policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[DIAMOND]  for up to 6 months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

[DIAMOND]  whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[DIAMOND]  whenever an emergency exists per the SEC, as a result of which
           o   disposal of securities is not reasonably practicable or
           o it is not reasonably practicable to determine the value of the VUL Account's net assets.

    Transfers may also be postponed under these circumstances.

PAYMENT BY CHECK
    Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
    The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of PHL can agree to change or waive any provisions of the policy.

SUICIDE
    If the Insured commits suicide within 2 years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

INCONTESTABILITY
    We cannot contest this policy or any attached rider after it has been in force during the Insured's lifetime or for 2 years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
    The beneficiary, as named in the policy application or as subsequently changed, will receive the policy benefits at the Insured's death. If the named beneficiary dies before the Insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the Insured, the death benefit payable under the policy will be paid to your estate.

    As long as the policy is in force, the policyowner and the beneficiary may be changed in writing, satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
    The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS

    You may share in the divisible surplus of Phoenix to the extent decided annually by the Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in investment results.


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS
    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated (e.g., to ensure payment of the proper amount to the proper payee). Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    You may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

    If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.


OPTION 1--LUMP SUM
   Payment is paid in one lump sum.

OPTION 2--LEFT TO EARN INTEREST

    A payment of interest is paid during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.


OPTION 3--PAYMENT FOR A SPECIFIC PERIOD

    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.


OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Equal installments are paid until the later of:


[DIAMOND]  the death of the payee; or

[DIAMOND]  the end of the period certain.

    The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[DIAMOND]  10 years;

[DIAMOND]  20 years; or

[DIAMOND]  until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.


OPTION 5--LIFE ANNUITY

    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.


OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT

    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.


OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN

    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[DIAMOND]  the end of the 10-year period certain;

[DIAMOND]  the death of the Insured; or

[DIAMOND]  the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

    For additional information concerning the above payment options, see the policy.

                      PART III--OTHER IMPORTANT INFORMATION
--------------------------------------------------------------------------------


FEDERAL INCOME TAX CONSIDERATIONS

--------------------------------------------------------------------------------
INTRODUCTION

    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the tax status of the individual concerned. This discussion is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations, a qualified income tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other income tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy.


    The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.


 PHOENIX'S INCOME TAX STATUS

    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, neither the VUL Account nor the GIA is a separate entity from Phoenix and their operations form a part of Phoenix.


    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to us. Due to income our tax status under current provisions of the Code, no charge currently will be made to the VUL Account for our federal income taxes which may be attributable to the VUL Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.


POLICY BENEFITS

DEATH BENEFIT PROCEEDS
    The policy, whether or not it is a "modified endowment contract" (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See, however, the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan.

    Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyowner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
    Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    If the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on "Modified Endowment Contracts" below.

    If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered.

    We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts.

LOANS

    We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. Please see the discussion on modified endowment contract and note that it is more likely than not that these policies will become modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.


    The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

    The measuring stick for this test is a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums but which, after the seventh year is "fully paid-up," continuing to provide a level death benefit without the need for any further premiums. A policy becomes a modified endowment contract, if, at any time during the first 7 years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS
    If there is a reduction in death benefits during the first 7 policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 policy years.

DISTRIBUTIONS AFFECTED
    If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[DIAMOND]  made on or after the taxpayer attains age 59 1/2;

[DIAMOND]  attributable to the taxpayer's disability (within the meaning of Code
           Section 72(m)(7)); or

[DIAMOND]  part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
    Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions.

[DIAMOND] First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[DIAMOND] Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:
          o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and
          o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts.

    A qualified tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), each Series of the Fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the Series assets be invested in no more than:

[DIAMOND]  55% in any 1 investment

[DIAMOND]  70% in any 2 investments

[DIAMOND]  80% in any 3 investments

[DIAMOND]  90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the VUL Account; therefore, each Series of the Fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in Treasury securities. For purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement would provide. It is possible that the Policy may need to be modified to comply with such future Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the VUL Account.

    We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the policyowner or the Insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange.

    We recommend that any person contemplating such actions seek the advice of a qualified tax consultant.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary.

    We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

VOTING RIGHTS
--------------------------------------------------------------------------------
    We will vote the Funds' shares held by the Subaccounts at any regular and special meetings of shareholders of the Funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the Funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Funds' shares held in a Subaccount for which no timely instructions are received, and Funds' shares which are not otherwise attributable to policyowners, will be voted by PHL in proportion to the voting instructions that are received with respect to all policies participating in that Subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by PHL.

    You will receive proxy materials, reports and other materials related to the Funds.


    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, PHL may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the investment advisor of the Funds if the proposed change is contrary to state law or prohibited by state regulatory authorities or the change would have an adverse effect on the General Account or create liability on the part of PHL because the proposed investment policy for a Series may result in overly speculative or unsound investments contrary to state law. In the event PHL does disregard voting instructions, a summary of that action and the reasons for such action would be promptly reported to policyowners.


PHOENIX
    You (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix policyholders for the election of members of the Board of Directors of Phoenix and on other corporate matters, if any, where a policyholder's vote is taken. At meetings of all the Phoenix policyholders, you (or payee) may cast only one vote as the holder of a Policy, irrespective of policy value or the number of the Policies you hold.

THE DIRECTORS AND
EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
    Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

DIRECTORS                    PRINCIPAL OCCUPATION

Sal H. Alfiero               Chairman and Chief Executive
                             Officer, Mark IV Industries, Inc.
                             Amherst, New York

John C. Bacot                Chairman and Chief Executive
                             Officer, The Bank of New York
                             New York, New York

Arthur P. Byrne              Chairman, President and Chief
                             Executive Officer, The Wiremold Company
                             West Hartford, Connecticut

Richard N. Cooper            Professor of International
                             Economics, Harvard University;
                             Cambridge, Massachusetts;
                             formerly Chairman, National
                             Intelligence Council, Central
                             Intelligence Agency
                             McLean, Virginia

Gordon J. Davis, Esq.        Partner, LeBoeuf, Lamb, Greene &
                             MacRae; formerly Partner, Lord,
                             Day & Lord, Barret Smith
                             New York, New York

Robert W. Fiondella          Director, Chairman of the Board,
                             and Chief Executive Officer,
                             Phoenix Home Life Mutual
                             Insurance Company
                             Hartford, Connecticut

John E. Haire                President of
                             The Fortune Group
                             New York, New York

Jerry J. Jasinowski          President, National Association
                             of Manufacturers
                             Washington, D.C.

John W. Johnstone            Chairman, Governance & Nominating
                             Committees, Arch Chemicals, Inc.,
                             Westport, Connecticut; formerly
                             Chairman, President and
                             Chief Executive Officer,
                             Olin Corporation
                             Norwalk, Connecticut

Marilyn E. LaMarche         Limited Managing Director, Lazard
                            Freres & Company L.L.C.
                            New York, New York

Philip R. McLoughlin        Executive Vice President and
                            Chief Investment Officer, Phoenix
                            Home Life Mutual Insurance
                            Company
                            Hartford, Connecticut

Indra K. Nooyi              Senior Vice President,
                            PepsiCo, Inc.
                            Purchase, New York

Robert F. Vizza             President and Chief Executive
                            Officer, St. Francis Hospital
                            Roslyn, New York

Robert G. Wilson            Retired, formerly Chairman and
                            Chief Executive Officer, Ecologic
                            Waste Services, Inc. Miami,
                            Florida

Dona D. Young               President,
                            Phoenix Home Life Mutual
                            Insurance Company
                            Hartford, Connecticut


EXECUTIVE OFFICERS          PRINCIPAL OCCUPATION
Robert W. Fiondella         Chairman of the Board and Chief
                            Executive Officer

Dona D. Young               President

Philip R. McLoughlin        Executive Vice President and
                            Chief Investment Officer

Carl T. Chadburn            Executive Vice President,
                            Assistant Secretary

David W. Searfoss           Executive Vice President, Chief
                            Financial Officer and Assistant
                            Secretary

Nathaniel C Brinn           Senior Vice President,

Martin J. Gavin             Senior Vice President,
                            Trust Operations

Randall C. Giangiulio       Senior Vice President,
                            Group Life and Health

Michael J. Gilotti          Senior Vice President

Edward P. Hourihan          Senior Vice President,
                            Information Systems

Joseph E. Kelleher          Senior Vice President,
                            Underwriting and Operations

Robert G. Lautensack, Jr.   Senior Vice President,
                            Individual Financial

Maura L. Melley             Senior Vice President,
                            Public Affairs

Charles L. Olsen            Senior Vice President

Robert E. Primmer           Senior Vice President,
                            Individual Distribution

Tracy L. Rich               Senior Vice President

Joel D. Sanders             Senior Vice President

Frederick W. Sawyer, III    Senior Vice President

Jack F. Solan, Jr.          Senior Vice President,
                            Strategic Development

Simon Y. Tan                Senior Vice President, Market and
                            Product Development

Anthony J. Zeppetella        Senior Vice President, Corporate
                             Portfolio Management

Walter H. Zultowski          Senior Vice President, Marketing
                             and Market Research; formerly
                             Senior Vice President,
                             LIMRA International,
                            Hartford, Connecticut

    The above listing reflects positions held at in Phoenix during the last five years


SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
    We hold the assets of the VUL Account. They are kept physically segregated and held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the Funds.

SALES OF POLICIES
--------------------------------------------------------------------------------
     The principal underwriter of the Contracts is PEPCO. Contracts may be purchased through registered representatives of W.S. Griffith & Company, Inc. ("WSG") who are licensed to sell our life insurance policies. WSG is an indirect wholly-owned subsidiary of Phoenix. PEPCO is an indirect, majority owned subsidiary of Phoenix. Contracts also may be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell Contracts under terms of agreement provided by PEPCO and terms of agreement provided by Phoenix.

    In addition to reimbursing PEPCO for its expenses, we pay PEPCO an amount equal to up to 7.25% of the payments made under the Contract. PEPCO pays any qualified distribution organization an amount which may not exceed 7.25% of the payments under the Contract. Any such amount paid with respect to Contracts sold through other broker-dealers will be paid by us to or through PEPCO. The amounts paid are not deducted from the payments. Deductions for surrender charges (as described under "Surrender Charges") may be used as reimbursement for commission payments.

    Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting securities, banking regulators have not indicated that such institutions are prohibited from purchasing variable life insurance contracts upon the order and for the account of their customers.

STATE REGULATION
--------------------------------------------------------------------------------
     We are subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

    State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the VUL Account and the GIA. This regulation does not include, however, any supervision over the investment policies of the VUL Account.

REPORTS
--------------------------------------------------------------------------------
    All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The VUL Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the policies.


LEGAL MATTERS
--------------------------------------------------------------------------------
    Edwin L. Kerr, Counsel of Phoenix Home Life Mutual Insurance Company, has passed upon the organization of PHL, its authority to issue variable life insurance policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for PHL.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A registration statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the registration statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the VUL Account, PHL and the policy.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The financial statements of Phoenix contained herein should be considered only as bearing upon Phoenix's ability to meet its obligations under the policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of Phoenix Home Life Mutual Insurance Company are available for the period ended December 31, 1999.

PHOENIX HOME LIFE
MUTUAL INSURANCE COMPANY
VARIABLE UNIVERSAL LIFE ACCOUNT


There have been no deposits made to Phoenix Life and Annuity Variable Universal Life Account as of the date of this prospectus; therefore, no financial statements are available for the VUL Account.

PHOENIX HOME LIFE
MUTUAL INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS DECEMBER 31, 1999

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Report of Independent Accountants ........................................30

Consolidated Balance Sheet at December 31, 1999 and 1998..................31

Consolidated Statement of Income, Comprehensive Income and Equity
 for the Years Ended December 31, 1999, 1998 and 1997 ....................32

Consolidated Statement of Cash Flows for the Years Ended
 December 31, 1999, 1998 and 1997 ........................................33

Notes to Consolidated Financial Statements ............................34-70

[LOGO] PRICEWATERHOUSECOOPERS

--------------------------------------------------------------------------------
                                                    PRICEWATERHOUSECOOPERS LLP
                                                    100 Pearl Street
                                                    Hartford CT 06103-4508
                                                    Telephone (860)241 7000
                                                    Facsimile (860)241 7590




                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Policyholders of
Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


As indicated in Note 20, the Company has revised the accounting for venture capital partnerships.


/S/PricewaterhouseCoopers LLP

February 15, 2000

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                                             DECEMBER 31,
                                                                                       1999               1998
                                                                                             (IN THOUSANDS)
ASSETS
Investments:
Held-to-maturity debt securities, at amortized cost                          $        1,990,169  $       1,725,439
Available-for-sale debt securities, at fair value                                     5,506,779          5,987,426
Equity securities, at fair value                                                        461,613            301,649
Mortgage loans                                                                          716,831            797,343
Real estate                                                                              92,027             91,975
Policy loans                                                                          2,042,557          2,008,259
Venture capital partnerships                                                            338,122            191,162
Other invested assets                                                                   300,474            232,131
Short-term investments                                                                  133,367            185,983
                                                                             ------------------- -----------------
Total investments                                                                    11,581,939         11,521,367

Cash and cash equivalents                                                               187,610            115,187
Accrued investment income                                                               174,894            164,812
Deferred policy acquisition costs                                                     1,306,728          1,049,934
Premiums, accounts and notes receivable                                                 119,231             61,489
Reinsurance recoverables                                                                 18,772             18,908
Property and equipment, net                                                             137,758            142,153
Goodwill and other intangible assets, net                                               593,267            477,895
Net assets of discontinued operations (Note 11)                                         187,595            283,793
Other assets                                                                             51,434             36,940
Separate account assets                                                               5,923,888          4,798,949
                                                                             ------------------  -----------------
Total assets                                                                 $       20,283,116  $      18,671,427
                                                                             ==================  =================


LIABILITIES

Policy liabilities and accruals                                              $       11,438,032  $      11,110,280
Notes payable                                                                           499,392            386,575
Deferred income taxes                                                                    86,262            116,104
Other liabilities                                                                       474,179            430,956
Separate account liabilities                                                          5,923,888          4,798,949
                                                                             ------------------- -----------------
Total liabilities                                                                    18,421,753         16,842,864
                                                                             ------------------- -----------------

Contingent liabilities (Note 18)

MINORITY INTEREST IN NET ASSETS
 OF CONSOLIDATED SUBSIDIARIES                                                           100,112             92,008
                                                                             ------------------- -----------------

EQUITY
Retained earnings                                                                     1,731,146          1,642,264
Accumulated other comprehensive income                                                   30,105             94,291
                                                                             ------------------- -----------------
Total equity                                                                          1,761,251          1,736,555

                                                                             ------------------- -----------------
Total liabilities and equity                                                 $       20,283,116  $      18,671,427
                                                                             =================== =================

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                                         1999             1998             1997
                                                                                     (IN THOUSANDS)
REVENUES
Premiums                                                             $   1,134,207   $    1,154,730   $  1,076,157
Insurance and investment product fees                                      591,786          493,415        367,540
Net investment income                                                      950,344          851,603        714,367
Net realized investment gains                                               35,675           58,202        111,043
                                                                     --------------  ---------------  ------------
 Total revenues                                                          2,712,012        2,557,950      2,269,107
                                                                     --------------  ---------------  ------------

BENEFITS AND EXPENSES
Policy benefits and increase in policy liabilities                       1,352,419        1,403,166      1,201,929
Policyholder dividends                                                     360,509          351,653        343,611
Amortization of deferred policy acquisition costs                          146,603          137,663        102,617
Amortization of goodwill and other intangible assets                        37,963           23,126          9,366
Interest expense                                                            32,659           25,911         24,300
Other operating expenses                                                   520,603          428,756        367,016
                                                                     --------------  ---------------  ------------
 Total benefits and expenses                                             2,450,756        2,370,275      2,048,839
                                                                     --------------  ---------------  ------------
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES AND MINORITY INTEREST                                 261,256          187,675        220,268
Income taxes                                                               107,881           65,046         47,241
                                                                     --------------  ---------------  ------------
INCOME FROM CONTINUING OPERATIONS
 BEFORE MINORITY INTEREST                                                  153,375          122,629        173,027

Minority interest in net income of consolidated subsidiaries                10,064           10,512         10,623
                                                                     --------------  ---------------  ------------

NET INCOME FROM CONTINUING OPERATIONS                                      143,311          112,117        162,404

DISCONTINUED OPERATIONS (NOTE 11)
Gain from operations, net of income taxes                                   17,555           25,012          7,248
Loss on disposal, net of income taxes                                      (71,984)
                                                                     --------------  ---------------  ------------
NET INCOME                                                                  88,882          137,129        169,652
                                                                     --------------  ---------------  ------------

OTHER COMPREHENSIVE (LOSS) INCOME, NET OF INCOME TAXES
Unrealized (losses) gains on securities                                    (61,246)         (46,967)        98,287
Reclassification adjustment for net realized gains
 included in net income                                                     (1,452)         (12,980)       (30,213)
Minimum pension liability adjustment                                        (1,488)          (1,526)        (2,101)
                                                                     --------------  ---------------  ------------
 Total other comprehensive (loss) income                                   (64,186)         (61,473)        65,973
                                                                     --------------  ---------------  ------------

COMPREHENSIVE INCOME                                                        24,696           75,656        235,625
                                                                     --------------  ---------------  ------------
EQUITY, BEGINNING OF YEAR - RESTATED (NOTE 20)                           1,736,555        1,660,899      1,425,274
                                                                     --------------  ---------------  ------------
EQUITY, END OF YEAR                                                  $   1,761,251   $    1,736,555   $  1,660,899
                                                                     ==============  ==============   =============

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                                         1999          1998           1997
                                                                                   (IN THOUSANDS)
CASH FLOW FROM CONTINUING OPERATIONS ACTIVITIES
 Net income from continuing operations                               $   143,311   $    112,117   $    162,404
 Net (loss) income from discontinued operations                          (54,429)        25,012          7,248

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
 PROVIDED BY CONTINUING OPERATIONS :
 Net realized investment gains                                           (35,675)       (58,202)      (111,465)
 Amortization and depreciation                                            69,367         51,076         61,876
 Equity in undistributed earnings of affiliates and partnerships        (138,215)       (44,119)       (38,588)
 Deferred income taxes (benefit)                                         (14,102)           398         25,298
 (Increase) in receivables                                               (67,688)       (23,846)       (46,178)
 Increase (decrease) in deferred policy acquisition costs                  3,493        (26,945)       (44,406)
 Increase in policy liabilities and accruals                             329,660        368,528        494,462
 Increase in other assets/other liabilities, net                          53,901         58,795         54,230
 Other, net                                                                2,752          1,660          7,752
                                                                     -----------   ------------   ------------
  Net cash provided by operating activities of continuing operations     346,804        439,462        565,385
  Net cash (used for) provided by operating activities of
discontinued operations                                                 (105,537)       104,512         88,907
                                                                     -----------   ------------   ------------

CASH FLOW FROM INVESTING ACTIVITIES OF CONTINUING OPERATIONS
 Proceeds from sales, maturities or repayments
  of available-for-sale debt securities                                 1,702,889      1,322,381      1,082,132
 Proceeds from maturities or repayments of held-to-maturity debt
  securities                                                              186,710        267,746        200,946
 Proceeds from disposals of equity securities                             163,530         45,204         51,373
 Proceeds from mortgage loan maturities or repayments                     124,864        200,419        164,213
 Proceeds from sale of real estate and other invested assets               37,952        439,917        213,224
 Proceeds from distributions of venture capital partnerships               26,730         18,550          5,650
 Proceeds from sale of subsidiaries and affiliates                         15,000         16,300
 Purchase of available-for-sale debt securities                        (1,672,705)    (2,400,058)    (1,547,855)
 Purchase of held-to-maturity debt securities                            (427,472)      (585,370)      (183,371)
 Purchase of equity securities                                           (162,391)       (85,002)       (88,573)
 Purchase of subsidiaries                                                (187,621)        (6,647)      (246,400)
 Purchase of mortgage loans                                               (25,268)       (75,974)      (140,831)
 Purchase of real estate and other invested assets                        (71,407)      (134,224)       (50,599)
 Purchase of venture capital partnerships                                (108,461)       (67,200)       (39,994)
 Change in short term investments, net                                     52,616        855,117         23,135
 Increase in policy loans                                                 (34,298)       (21,532)       (59,699)
 Capital expenditures                                                     (20,505)       (25,052)       (44,380)
 Other investing activities, net                                            1,697         (6,540         (1,750)
                                                                    ------------- -------------- --------------
  Net cash used for investing activities of continuing operations        (398,140)      (241,965)      (662,779)
  Net cash provided by (used for) investing activities of
discontinued
   operations                                                             157,267       (101,532)       (93,239)
                                                                    ------------- -------------- --------------
CASH FLOW FROM FINANCING ACTIVITIES OF CONTINUING OPERATIONS
 Withdrawals of contractholder deposit funds,
  net of deposits and interest credited                                    (1,908)       (11,124)       (17,902)
 Proceeds from repayment of securities sold
  subject to repurchase agreements                                         28,398       (137,473)       137,473
 Proceeds from borrowings                                                 124,500            136        215,359
 Repayment of borrowings                                                  (11,683)       (55,589)      (243,293)
 Dividends paid to minority shareholders in consolidated                   (4,240)        (4,938)        (6,895)
 Other financing activities                                                  (361)        (5,664)        (1,250)
                                                                     ------------- -------------- --------------
  Net cash provided by (used for) financing activities of continuing
   operations                                                             134,706       (214,652)        83,492
  Net cash (used for) provided by financing activities of discontinued
   operations                                                             (62,677)        (7,739)         4,489
                                                                     ------------- -------------- --------------
NET CHANGE IN CASH AND CASH EQUIVALENTS OF CONTINUING OPERATIONS           83,370        (17,155)       (13,902)
NET CHANGE IN CASH AND CASH EQUIVALENTS OF DISCONTINUED OPERATIONS        (10,947)        (4,759)           157
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                              115,187        137,101        150,846
                                                                     ------------- -------------- --------------
CASH AND CASH EQUIVALENTS, END OF YEAR                               $    187,610  $    115,187   $     137,101
                                                                     ============= ============== ==============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes paid, net                                             $   106,372   $     44,508   $     76,167
  Interest paid on indebtedness                                      $    34,791   $     32,834   $     32,300

        The accompanying notes are an integral part of these statements.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Home Life Mutual Insurance Company and its subsidiaries (Phoenix) market a wide range of insurance and investment products and services including individual participating life insurance, term, universal and variable life insurance, annuities, and investment advisory and mutual fund distribution services. These products and services are distributed among three reportable segments: Individual, Investment Management and Corporate & Other. See Note 10 - "Segment Information."

    Additionally, in 1999, Phoenix discontinued the operations of four of its business units: the Reinsurance Operations, the Property and Casualty Brokerage Operations, the Real Estate Management
    Operations and the Group Insurance Operations. See Note 11 -
    "Discontinued Operations."


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of Phoenix and significant subsidiaries. Less than majority-owned entities in which Phoenix has significant influence over operating and financial policies, and generally at least a 20% ownership interest, are reported on the equity basis.

    These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Amounts for 1998 and 1997 have been retroactively restated to account for income from venture capital partnership investments and leveraged lease investments. See Note 20 - "Prior Period Adjustments" for venture capital investment and leveraged lease investment information. Certain reclassifications have been made to the 1998 and 1997 amounts to conform with the 1999 presentation.

    VALUATION OF INVESTMENTS

    Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix classifies its debt securities as either held-to-maturity or available-for-sale investments. Debt securities held-to-maturity consist of private placement bonds reported at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds and preferred stocks that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    For the mortgage-backed and asset-backed bond portion of the debt security portfolio, Phoenix recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

    Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

    Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

    Real estate, all of which is held for sale, is carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

    Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

    Short-term investments are carried at amortized cost, which approximates fair value.

    Venture capital partnership and other partnership interests are carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. These earnings or losses are included in investment income. Venture capital partnerships generally account for the underlying investments held in the partnerships at fair value. These investments can include public and private common and preferred stock, notes, warrants and other investments. Investments that are publicly traded are generally valued at closing market prices. Investments that are not publicly traded, which are usually subject to restrictions on resale, are generally valued at cost or at estimated fair value, as determined in good faith by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information. Some general partners will discount the fair value of private investments held to reflect these restrictions. These valuations subject the earnings to volatility. Beginning in 1999, Phoenix includes equity in undistributed unrealized capital gains and losses on investments held in the venture capital partnerships in net investment income. Prior to 1999, these amounts were not recorded. Prior years have been restated to reflect this change. See Note 20
    - "Prior Period Adjustments" for additional information on venture capital partnership investments.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Other invested assets include leveraged lease investments. These investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive.

    Realized investment gains and losses, other than those related to separate accounts for which Phoenix does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and deferred policy acquisition costs.

    FINANCIAL INSTRUMENTS

    In the normal course of business, Phoenix enters into transactions involving various types of financial instruments including debt, investments such as debt securities, mortgage loans and equity securities, off-balance sheet financial instruments such as investment and loan commitments, financial guarantees, interest rate swaps, interest rate caps, interest rate floors and swaptions. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

    Phoenix enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix exchanges cashflows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and no payment of principal is made by either party. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

    Phoenix enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

    Phoenix enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements is recognized in net investment income. To reduce counterparty credit risks and

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    diversify counterparty exposure, Phoenix only enters into derivative contracts with highly rated financial institutions.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs (DAC) are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period. For individual participating life insurance policies, deferred policy acquisition costs are amortized in proportion to historical and anticipated gross margins. Deviations from expected experience are reflected in earnings in the period such deviations occur.

    For universal life insurance policies, limited pay and investment type contracts, deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected average life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

    GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over periods, not exceeding 40 years, that correspond with the benefits expected to be derived from the acquisitions. Other intangible assets are amortized on a straight-line basis over their estimated lives. Management periodically reevaluates the propriety of the carrying value of goodwill and other intangible assets by comparing estimates of future undiscounted cash flows to the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows.

    SEPARATE ACCOUNTS

    Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

    POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Policy liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to assumed rates of interest, mortality, morbidity and withdrawals. Liabilities for universal life include deposits received from customers and

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality charges.

    Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

    Unearned premiums relate primarily to individual participating life insurance as well as group life, accident and health insurance premiums. The premiums are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue on a pro-rata basis over each policy year. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

    POLICYHOLDERS' DIVIDENDS

    Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix. The amount of policyholders' dividends to be paid is determined annually by Phoenix's board of directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix also establishes a liability for termination dividends.

    INCOME TAXES

    Phoenix and its eligible affiliated companies have elected to file a life/nonlife consolidated federal income tax return for 1999 and prior years. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

    Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    As a mutual life insurance company, Phoenix is required to reduce its income tax deduction for policyholder dividends by the differential earnings amount, defined as the difference between the earnings rates of stock and mutual companies applied against an adjusted base of policyholders' surplus.

    RECENT ACCOUNTING PRONOUNCEMENTS

    In June, 1999, The Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of SFAS No. 133". Because of the complexities associated with transactions involving derivative instruments and their prevalent use as hedging instruments and, because of the difficulties associated with the implementation of Statement 133, the effective date of SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" was delayed until fiscal years beginning after June 15, 2000. SFAS No. 133, initially issued on June 15, 1998, requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, the type of hedge transaction. For fair-value hedge transactions in which Phoenix is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instrument will generally be offset in the income statement by changes in the hedged item's fair value. For cash-flow hedge transactions, in which Phoenix is hedging the variability of cashflows related to a variable-rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified as earnings in the period in which earnings are impacted by the variability of the cash flows of the hedged item. The ineffective portion of all hedges will be recognized in current period earnings.

    Phoenix has not yet determined the impact that the adoption of SFAS 133 will have on its earnings or statement of financial position.

    Phoenix adopted SFAS No. 130, "Reporting Comprehensive Income," as of January 1, 1998. This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of financial statements. This statement defines the components of comprehensive income as those items that were previously reported only as components of equity and were excluded from net income.

    In 1998, Phoenix adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement supersedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise," replacing the " industry segment" approach with the "management" approach. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of Phoenix's reportable segments. The adoption of this statement did not affect the results of operations or financial position but did affect the disclosure of segment information.

    In 1998, Phoenix adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which amends SFAS No. 87, " Employers' Accounting for Pensions," SFAS No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions". The new statement revises and standardizes

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    employers' disclosures about pension and other postretirement benefit plans. Adoption of this statement did not affect the results of operations or financial position of Phoenix.

    On January 1, 1999, Phoenix adopted Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance for assessments related to insurance activities. The adoption of SOP 97-3 did not have a material impact on Phoenix's results from operations or financial position.

    On January 1, 1999, Phoenix adopted SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 did not have a material impact on Phoenix's results from operations or financial position.

    On January 1, 1999, Phoenix adopted SOP 98-5, "Reporting on the Costs of Start-Up Activities." SOP 98-5 requires that start-up costs capitalized prior to January 1, 1999 should be written off and any future start-up costs be expenses as incurred. The adoption of SOP 98-5 did not have a material impact on Phoenix's results from operations or financial position.

3.  SIGNIFICANT TRANSACTIONS

    DISCONTINUED OPERATIONS

    During 1999, Phoenix discontinued the operations of four of its business units; the Reinsurance Operations, the Property and Casualty Brokerage Operations, the Real Estate Management Operation and the Group Insurance Operations. Disclosures concerning the financial impact of these transactions are contained in Note 11 - "Discontinued Operations."

    PFG HOLDINGS, INC.

    On October 29, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock convertible into a 67% interest in common stock for $5 million in cash. In addition Phoenix has an option to purchase all the outstanding common stock during year six at a value to 80% of the appraised value of the common stock at that time. As of the statement date this option had not been executed. Since the investment represents a majority interest Phoenix has consolidated this entity for GAAP as if the preferred stock had been converted and established a minority interest for outside shareholders. The transaction resulted in goodwill of $3.8 million to be amortized over 10 years.

    PFG Holdings was formed to purchase three of The Guarantee Life Companies' operating subsidiaries: AGL Life Assurance Company, PFG Distribution Company and Philadelphia Financial Group. These subsidiaries develop, market and underwrite specialized private placement variable life and annuity products.

    AGL Life Assurance Company must maintain at least $10 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing at the purchase date of $11 million to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EMPRENDIMIENTO COMPARTIDO, S.A., (EMCO)

    At January 1, 1999 PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest the Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased
    13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five year covenant not-to-compete. Payment for the stock will be made in three installments: $10.0 million, 180 days from closing; $10.0 million, 360 days from closing; and $9.5 million, 540 days from closing, all subject to interest of 7.06%. The covenant was paid at the time of closing.

    In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings ownership interest from 35% to 100% of the then outstanding stock.

    On November 12, 1999, PM Holdings sold 11.5 million shares (50% interest) of EMCO common stock for $40.0 million generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

    After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million which is being amortized over five years and goodwill of $12.0 million which is being amortized over ten years.

    PHOENIX NEW ENGLAND TRUST

    On October 29, 1999, PM Holdings indirectly acquired 100% of the common stock of New London Trust, a banking subsidiary of Sun Life of Canada, for $30.0 million in cash. New London Trust, renamed Phoenix New England Trust, is a New Hampshire based federal savings bank that operates a trust division with assets under management of approximately $1 billion. Immediately following this acquisition, on November 1, 1999, PM Holdings sold the New London Trust's New Hampshire retail banking operations to Lake Sunapee Bank and Mascoma Savings Bank in New Hampshire and the Connecticut branches to Westbank Corporation, for a total of $25.2 million in cash. No gain or loss was recognized on this sale. PM Holdings retained the trust business and four trust offices of New London Trust, located in New Hampshire and Vermont.

    LOMBARD INTERNATIONAL ASSURANCE, S.A.

    On November 5, 1999, PM Holdings purchased 12% of the common stock of Lombard International Assurance, S.A., a Pan-European financial services company, for $29.1 million in cash. Lombard provides investment-linked insurance products to high-net-worth individuals in eight European countries. This investment is classified as equity securities in the Consolidated Balance Sheet.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    PHOENIX INVESTMENT PARTNERS, LTD.

    On March 1, 1999, Phoenix Investment Partners completed its acquisition of the retail mutual fund and closed-end fund business of the New York City based Zweig Group. Under the terms of the agreement, Phoenix Investment Partners paid $135.0 million at closing and will pay up to an additional $29.0 million over the next three years based on revenue growth of the Zweig funds. The Zweig Group managed approximately $3.3 billion of assets as of December 31,1999.

    On December 3, 1998, Phoenix Investment Partners completed the sale of its 49% interest in Canadian investment firm Beutel, Goodman & Company, Ltd. for $47.0 million. Phoenix Investment Partners received $37.0 million in cash and a $10.0 million three-year interest bearing note. The transaction resulted in a before-tax gain of approximately $17.5 million. Phoenix's interest represents an after-tax realized gain of approximately $6.8 million.

    Phoenix owns approximately 60% of the outstanding Phoenix Investment Partners' common stock. In addition, Phoenix owns 45% of Phoenix Investment Partners' convertible subordinated debentures.

    ABERDEEN ASSET MANAGEMENT PLC

    On February 18, 1999, PM Holdings purchased an additional 15.1 million shares of the common stock of Aberdeen Asset Management for $29.4 million.

    As of December 31, 1999, PM Holdings owned 21% of the outstanding common stock of Aberdeen Asset Management, a Scottish asset management firm. The investment is reported on the equity basis and classified as other invested assets in the Consolidated Balance Sheet.

    DIVIDEND SCALE REDUCTION

    In consideration of the decline of interest rates in the financial markets, Phoenix's Board of Directors voted in October of 1998 to adopt a reduced dividend scale, effective for dividends payable on or after January 1, 1999. Dividends for individual participating policies were reduced 60 basis points in most cases, an average reduction of approximately 8%. The effect was a decrease of approximately $15.7 million in the policyholder dividends expense in 1998. In October 1999, Phoenix's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000.

    REAL ESTATE SALES

    On December 15, 1998, Phoenix sold 47 commercial real estate properties with a carrying value of $269.8 million, and 4 joint venture real estate partnerships with a carrying value of $10.5 million, for approximately $309 million in cash. This transaction, along with the sale of 18 other properties and partnerships during 1998, which had a carrying value of $36.7 million, resulted in pre-tax gains of approximately $67.5 million. As of December 31, 1999, Phoenix had 3 commercial real estate properties remaining with a carrying value of $42.9 million and 5 joint venture real estate partnerships with a carrying value of $49.1 million.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  INVESTMENTS

    Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:

    DEBT AND EQUITY SECURITIES

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1999 were as follows:

                                                                          GROSS           GROSS
                                                       AMORTIZED       UNREALIZED      UNREALIZED          FAIR
                                                          COST            GAINS          LOSSES           VALUE
                                                                             (IN THOUSANDS)
    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds            $       27,595    $        416    $     (1,033)  $      26,978
    Foreign government bonds                                  3,032                            (796)          2,236
    Corporate securities                                  1,776,174          12,945         (95,707)      1,693,412
    Mortgage-backed and asset-backed
     securities                                             285,387           1,361         (19,166)        267,582
                                                     ---------------  --------------  --------------  --------------

     Total held-to-maturity securities                    2,092,188          14,722        (116,702)      1,990,208
     Less: held-to-maturity securities of
      discontinued operations                               102,019             736          (5,835)         96,920
                                                     ---------------  --------------  --------------  --------------
     Total held-to-maturity securities of
      continuing operations                               1,990,169          13,986        (110,867)      1,893,288
                                                     ---------------  --------------  --------------  --------------
    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                        283,697           1,955          (6,537)        279,115
    State and political subdivision bonds                   495,860           4,765         (21,751)        478,874
    Foreign government bonds                                273,868          23,700          (3,990)        293,578
    Corporate securities                                  2,353,228          18,578        (102,773)      2,269,033
    Mortgage-backed and asset-backed
     securities                                           2,977,136          17,916        (103,264)      2,891,788
                                                     ---------------  --------------  --------------  --------------

     Total available-for-sale securities                  6,383,789          66,914        (238,315)      6,212,388
     Less: available-for-sale securities of
      discontinued operations                               725,077           7,600         (27,068)        705,609
                                                     ---------------  --------------  --------------  --------------
     Total available-for-sale securities of
      continuing operations                               5,658,712          59,314        (211,247)      5,506,779
                                                     ---------------  --------------  --------------  --------------

     TOTAL DEBT SECURITIES OF CONTINUING
     OPERATIONS                                      $    7,648,881   $      73,300    $   (322,114)  $   7,400,067
                                                     ==============   ==============   =============  =============
    EQUITY SECURITIES                                $      311,100   $     176,593    $    (24,211)  $     463,482
     Less: equity securities of discontinued
      operations                                              1,869                                           1,869
                                                     ---------------  --------------  --------------  --------------
     TOTAL EQUITY SECURITIES OF CONTINUING
      OPERATIONS                                     $      309,231   $     176,593    $    (24,211)  $     461,613
                                                     ==============   ==============   =============  =============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1998 were as follows:

                                                                           GROSS          GROSS
                                                         AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                                           COST            GAINS         LOSSES           VALUE
                                                                              (IN THOUSANDS)
    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds              $       10,562   $        643   $        (78)  $      11,127
    Foreign government bonds                                    3,036                          (743)          2,293
    Corporate securities                                    1,695,789         98,896        (13,823)      1,780,862
    Mortgage-backed and asset-backed
     securities                                               172,300          6,201            (12)        178,489
                                                       --------------- -------------- --------------  --------------

      Total held-to-maturity securities                     1,881,687        105,740        (14,656)      1,972,771
      Less: held-to-maturity securities of
       discontinued operations                                156,248          8,776         (1,216)        163,808
                                                       --------------- -------------- --------------  --------------
      Total held-to-maturity securities of
       continuing operations                                1,725,439         96,964        (13,440)      1,808,963
                                                       --------------- -------------- --------------  --------------

    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                          497,089         34,454           (422)        531,121
    State and political subdivision bonds                     529,977         43,622           (104)        573,495
    Foreign government bonds                                  293,968         28,814        (18,691)        304,091
    Corporate securities                                    1,993,720        110,525        (36,656)      2,067,589
    Mortgage-backed and asset-backed
     securities                                             3,121,690        110,172        (14,618)      3,217,244
                                                       --------------- -------------- --------------  --------------

      Total available-for-sale securities                   6,436,444        327,587        (70,491)      6,693,540
      Less: available-for-sale securities of
       discontinued operations                                678,992         34,558         (7,436)        706,114
                                                       --------------- -------------- --------------  --------------
      Total available-for-sale securities of
       continuing operations                                5,757,452        293,029        (63,055)      5,987,426
                                                       --------------- -------------- --------------  --------------

      TOTAL DEBT SECURITIES OF CONTINUING
       OPERATIONS                                         $ 7,482,891  $     389,993   $    (76,495)  $   7,796,389
                                                       ==============  =============   ============   =============

    EQUITY SECURITIES                                  $      223,915  $     102,018   $    (21,388)  $     304,545
      Less: equity securities of discontinued
       operations                                               2,896                                         2,896
                                                       --------------- -------------- --------------  --------------
      TOTAL EQUITY SECURITIES OF CONTINUING
       OPERATIONS                                      $      221,019  $     102,018   $    (21,388)  $     301,649
                                                       ==============  =============   ============   =============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The sale of fixed maturities held-to-maturity relate to certain securities, with amortized cost of $3.9 million, $19.6 million and $59.1 million, for the years ended December 31, 1999, 1998 and 1997, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. The related realized losses, net of the sales, were $0.2 million, $0.8 million and $10.1 million in 1999, 1998 and 1997, respectively.

    The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 1999 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix may have the right to put or sell the obligations back to the issuers.

                                                          HELD-TO-MATURITY                AVAILABLE-FOR-SALE
                                                     AMORTIZED          FAIR           AMORTIZED          FAIR
                                                        COST           VALUE             COST             VALUE
                                                                            (IN THOUSANDS)

    Due in one year or less                        $      118,171  $      116,992    $       43,180    $     43,483
    Due after one year through five years                 583,115         564,215           534,417         532,676
    Due after five years through ten years                587,568         566,505         1,146,805       1,104,661
    Due after ten years                                   517,946         474,913         1,682,250       1,639,771
    Mortgage-backed and
     asset-backed securities                              285,388         267,583         2,977,137       2,891,797
                                                   --------------- ---------------  ----------------  --------------

    Total                                          $    2,092,188  $    1,990,208    $    6,383,789    $  6,212,388
    Less: securities of discontinued
     operations                                           102,019          96,920           725,077         705,609
                                                   --------------- ---------------  ----------------  --------------
    Total securities of continuing                 $    1,990,169  $    1,893,288    $    5,658,712    $  5,506,779
     operations                                    =============== ===============  ================  ==============



    Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                                         DECEMBER 31,
                                                                                 1999                 1998
                                                                                        (IN THOUSANDS)

    Planned amortization class                                              $      168,027     $            433,668
    Asset-backed                                                                   956,892                  910,594
    Mezzanine                                                                      194,849                  280,162
    Commercial                                                                     735,238                  641,485
    Sequential pay                                                               1,039,001                  982,576
    Pass through                                                                    77,154                  119,065
    Other                                                                            6,014                   21,994
                                                                            ---------------    ---------------------

    Total mortgage-backed and asset-backed securities                       $    3,177,175     $          3,389,544
                                                                            ===============    =====================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    MORTGAGE LOANS AND REAL ESTATE

    Phoenix's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

    Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                             MORTGAGE LOANS                              REAL ESTATE
                                              DECEMBER 31,                               DECEMBER 31,
                                        1999                 1998                 1999                 1998
                                             (IN THOUSANDS)                             (IN THOUSANDS)
    PROPERTY TYPE:
    Office buildings             $         183,912      $        221,244     $         30,545    $         38,343
    Retail                                 208,606               203,927               14,111              36,858
    Apartment buildings                    252,947               261,894               41,744              21,553
    Industrial buildings                    82,699               121,789                                    1,600
    Other                                    2,950                19,089                8,859                  32
    Valuation allowances                   (14,283)              (30,600)              (3,232)             (6,411)
                                 ------------------    ------------------   ------------------  ------------------
    Total                        $         716,831      $        797,343     $         92,027    $         91,975
                                 ==================    ==================   ==================  =================

    GEOGRAPHIC REGION:
    Northeast                    $         149,336      $        169,368     $         59,582    $         47,709
    Southeast                              198,604               213,916                   32                  32
    North central                          164,150               176,683                  744              11,453
    South central                          105,062                98,956               21,232              22,649
    West                                   113,962               169,020               13,669              16,543
    Valuation allowances                   (14,283)              (30,600)              (3,232)             (6,411)
                                 ------------------    ------------------   ------------------  ------------------
    Total                        $         716,831      $        797,343     $         92,027    $         91,975
                                 ==================    ==================   ==================  ==================

    At December 31, 1999, scheduled mortgage loan maturities were as follows:
    2000 - $92 million; 2001 - $87 million; 2002 - $32 million; 2003 - $109 million; 2004 - $38 million; 2005 - $35 million, and $338 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix refinanced $6.7 million and $2.3 million of its mortgage loans during 1999 and 1998, respectively, based on terms which differed from those granted to new borrowers.

    The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 1999 and 1998 is $6.0 million and $17.2 million, respectively. There are valuation allowances of $5.4 million and $14.7 million, respectively, on these mortgages.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheet and changes thereto were as follows:

                                    BALANCE AT                                                      BALANCE AT
                                    JANUARY 1,            ADDITIONS           DEDUCTIONS           DECEMBER 31,
                                                                  (IN THOUSANDS)
    1999
    Mortgage loans               $         30,600     $          9,697    $         (26,014)    $          14,283
    Real estate                             6,411                  183               (3,362)                3,232
                                 ------------------   ------------------  -------------------   -------------------
    Total                        $         37,011     $          9,880    $         (29,376)    $          17,515
                                 ==================   ==================  ===================   ===================

    1998
    Mortgage loans               $         35,800     $         50,603    $         (55,803)    $          30,600
    Real estate                            28,501                5,108              (27,198)                6,411
                                 ------------------   ------------------  -------------------   -------------------
    Total                        $         64,301     $         55,711    $         (83,001)    $          37,011
                                 ==================   ==================  ===================   ===================

    1997
    Mortgage loans               $         48,399     $          6,731    $         (19,330)    $          35,800
    Real estate                            47,509                4,201              (23,209)               28,501
                                 ------------------   ------------------  -------------------   -------------------
    Total                        $         95,908     $         10,932    $         (42,539)    $          64,301
                                 ==================   ==================  ===================   ===================

    NON-INCOME PRODUCING MORTGAGE LOANS AND BONDS

    The net carrying values of non-income producing mortgage loans were $0.0 million and $15.6 million at December 31, 1999 and 1998, respectively. The net carrying value of non-income producing bonds were $0.0 million and $22.3 at December 31, 1999 and 1998, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    DERIVATIVE INSTRUMENTS

    Derivative instruments at December 31, are summarized below:

                                                               1999                            1998
                                                                         ($ IN THOUSANDS)

    Swaptions:
      Notional amount                                $             1,600,000
      Weighted average strike rate                                     5.02%
      Index rate (1)                                              10 Yr. CMS
      Fair value                                     $               (8,200)

    Interest rate floors:
      Notional amount                                $             1,210,000             $        570,000
      Weighted average strike rate                                     4.57%                        4.59%
      Index rate (1)                                        2-10 Yr. CMT/CMS                 5-10 Yr. CMT
      Fair value                                     $               (7,542)             $          1,423

    Interest rate swaps:
      Notional amount                                $               474,037             $        424,573
      Weighted average received rate                                   6.33%                        6.27%
      Weighted average paid rate                                       6.09%                        5.82%
      Fair value                                     $                 1,476             $         10,989

    Foreign currency swaps:
      Notional amount                                $                 8,074
      Weighted average received rate                                  12.04%
      Weighted average paid rate                                      10.00%
      Fair value                                     $                   213

    Interest rate caps:
      Notional amount                                $                50,000             $         50,000
      Weighted average strike rate                                     7.95%                        7.95%
      Index rate (1)                                              10 Yr. CMT                   10 Yr. CMT
      Fair value                                     $                   842             $           (96)

    (1) Constant maturity treasury yields (CMT) and constant maturity swap yields (CMS).

    The increase in net investment income related to interest rate swap contracts was $1.0 million and $2.1 million for the years ended December 31, 1999 and 1998, respectively. The decrease in net investment income related to interest rate floor, interest rate cap and swaption contracts was $2.3 million and $0.2 million for the years ended December 31, 1999 and 1998, respectively, representing quarterly premium payments on these instruments which are being paid over the life of the contracts. The estimated fair value of these instruments represent what Phoenix would have to pay or receive if the contracts were terminated.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Phoenix is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of the Phoenix does not expect counterparties to fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date.

    Management of Phoenix considers the likelihood of any material loss on these instruments to be remote.

    VENTURE CAPITAL PARTNERSHIPS

    Phoenix invests in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries, as well as direct equity investments in leveraged buyouts and corporate acquisitions.

    Phoenix records its equity in the earnings of the partnerships in net investment income.

    The components of net investment income due to venture capital partnerships for the year ended December 31, were as follows:

                                                                              1999          1998          1997
                                                                                       (IN THOUSANDS)

    Operating losses                                                       $   (8,921)  $     (2,746)  $   (2,131)
    Realized gains on cash and stock distributions                             84,725         23,360       31,336
    Unrealized gains on investments held in the partnerships                   64,091         19,009        4,531
                                                                           -----------  ------------  -----------
    Total venture capital partnership net investment income                $  139,895   $     39,623   $   33,736
                                                                           ===========  ============  ===========

    OTHER INVESTED ASSETS

    Other invested assets, consisting primarily of partnership interests and equity in unconsolidated affiliates, were as follows:

                                                                                        DECEMBER 31,
                                                                                 1999                  1998
                                                                                       (IN THOUSANDS)

    Transportation and equipment leases                                   $           82,063     $          80,953
    Affordable housing partnerships                                                   22,247                10,854
    Investment in Aberdeen Asset Management                                           99,074                72,257
    Investment in EMCO of Argentina                                                   13,423                10,681
    Investment in other affiliates                                                    12,389                12,706
    Seed money in separate accounts                                                   33,279                26,587
    Other partnership interests                                                       41,953                22,697
                                                                          -------------------   -------------------

    Total other invested assets                                           $          304,428     $         236,735
    Less: other invested assets of discontinued operations                             3,954                 4,604
                                                                          -------------------   -------------------
    Total other invested assets of continuing operations                  $          300,474     $         232,131
                                                                          ===================   ===================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    NET INVESTMENT INCOME

    The components of net investment income for the year ended December 31, were as follows:

                                                                          1999           1998           1997
                                                                                    (IN THOUSANDS)

    Debt securities                                                   $    641,076     $  598,892    $   509,702
    Equity securities                                                        8,272          6,469          4,277
    Mortgage loans                                                          66,285         83,101         85,662
    Policy loans                                                           148,998        146,477        122,562
    Real estate                                                              9,716         38,338         18,939
    Leveraged leases                                                         2,202          2,746          2,692
    Venture capital partnerships                                           139,895         39,623         33,736
    Other invested assets                                                    2,544          1,750          2,160
    Short-term investments                                                  22,543         23,825         18,768
                                                                      -------------   ------------  -------------

    Sub-total                                                            1,041,531        941,221        798,498
    Less investment expenses                                                23,505         23,328         22,621
                                                                      -------------   ------------  -------------

    Net investment income                                             $  1,018,026     $  917,893    $   775,877
    Less: net investment income of discontinued operations                  67,682         66,290         61,510
                                                                      -------------   ------------  -------------
    Total net investment income of continuing operations              $    950,344     $  851,603    $   714,367
                                                                      =============   ============  =============

    Investment income of $2.7 million was not accrued on certain delinquent mortgage loans and defaulted bonds at December 31, 1999. Phoenix does not accrue interest income on impaired mortgage loans and impaired bonds when the likelihood of collection is doubtful.

    The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $36.5 million and $40.8 million at December 31, 1999 and 1998, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.1 million, $4.9 million and $5.3 million in 1999, 1998 and 1997, respectively. Actual interest income on these loans included in net investment income was $3.5 million, $4.0 million and $3.8 million in 1999, 1998 and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INVESTMENT GAINS AND LOSSES

    Net unrealized gains and (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                            1999                  1998                1997
                                                                            (IN THOUSANDS)

    Debt securities                                   $        (428,497)   $         (7,040)    $        112,194
    Equity securities                                            71,752             (91,880)              74,547
    Deferred policy acquisition costs                           260,287               6,694              (80,603)
    Deferred income taxes                                       (33,760)            (32,279)              38,064
                                                      ------------------   -----------------    -----------------

    Net unrealized investment (losses) gains
      on securities available-for-sale                $         (62,698)   $        (59,947)    $         68,074
                                                      ==================   =================    =================

    Realized investment gains and losses for the year ended December 31, were as follows:

                                                                          1999           1998            1997
                                                                                     (IN THOUSANDS)

    Debt securities                                                    $   (20,416)  $     (4,295)    $    19,315
    Equity securities                                                       16,648         11,939          26,290
    Mortgage loans                                                          18,534         (6,895)          3,805
    Real estate                                                              2,915         67,522          44,668
    Other invested assets                                                   18,432         (4,709)         17,387
                                                                       ------------   ------------    ------------

    Net realized investment gains                                           36,113         63,562         111,465
    Less realized from discontinued operations                                 438          5,360             422
                                                                       ------------   ------------    ------------
    Net realized investment gains from continuing
     operations                                                        $    35,675    $    58,202     $   111,043
                                                                       ============   ============    ============

    The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:

                                                         1999                   1998                  1997
                                                                          (IN THOUSANDS)

    Proceeds from disposals                        $     1,106,929        $       912,696       $       821,339
    Gross gains on sales                           $        21,808        $        17,442       $        27,954
    Gross losses on sales                          $        39,122        $        33,641       $         5,309

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill and other intangible assets were as follows:

                                                                                          DECEMBER 31,
                                                                                     1999              1998
                                                                                         (IN THOUSANDS)
    Phoenix Investment Partners gross amounts:
      Goodwill                                                                   $     384,576      $    321,793
      Investment management contracts                                                  235,976           169,006
      Non-compete covenant                                                               5,000             5,000
      Other                                                                             10,894               472
                                                                                 --------------    --------------
    Totals                                                                             636,446           496,271
                                                                                 --------------    --------------

    Other gross amounts:
      Goodwill                                                                          32,554            16,631
      Intangible asset related to pension plan benefits                                 11,739            16,229
      Other                                                                              1,206               693
                                                                                 --------------    --------------
    Totals                                                                              45,499            33,553
                                                                                 --------------    --------------

    Total gross goodwill and other intangible assets                                   681,945           529,824

    Accumulated amortization - Phoenix Investment Partners                             (79,912)          (49,615)
    Accumulated amortization - other                                                    (8,766)           (2,314)
                                                                                 --------------    --------------

    Total net goodwill and other intangible assets                               $     593,267      $    477,895
                                                                                 ==============    ==============

6.  NOTES PAYABLE

                                                                               DECEMBER 31,
                                                                  1999                             1998
                                                                              (IN THOUSANDS)

    Short-term debt                                          $         21,598                 $         1,938
    Bank borrowings                                                   260,284                         168,278
    Notes payable                                                       1,146
    Subordinated debentures                                            41,364                          41,359
    Surplus notes                                                     175,000                         175,000
                                                             -----------------               -----------------

    Total notes payable                                      $       499,392                  $       386,575
                                                             =================               ================

    Phoenix has various lines of credit established with major commercial banks. As of December 31, 1999, Phoenix had outstanding balances totaling $436.7 million. The total unused credit was $369.0 million. Interest rates ranged from 5.26% to 7.48% in 1999.

    Maturities of other indebtedness are as follows: 2000 - $21.6 million; 2001
    - $26.0 million; 2002 $200.0 million; 2003 - $0.0 million; 2004 - $35.0 million; 2005 and thereafter - $216.8 million.

    Interest expense was $32.7 million, $25.9 million and $24.3 million for the years ended December 31, 1999, 1998 and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.  INCOME TAXES

    A summary of income taxes (benefits) applicable to income before income taxes and minority interest for the year ended December 31, was as follows:

                                                        1999                   1998                  1997
                                                                          (IN THOUSANDS)

    Income taxes
      Current                                     $        121,448       $         61,889      $         39,583
      Deferred                                             (13,567)                 3,157                 7,658
                                                  ------------------     ------------------    ------------------

    Total                                         $        107,881       $         65,046      $         47,241
                                                  ==================     ==================    ==================


    The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the tax effects of each for the year ended December 31, were as follows (in thousands, aside from the percentages):

                                                  1999                   1998                   1997
                                                               %                      %                      %
    Income tax expense at statutory
     rate                                     $     91,440       35  $     65,685       35  $     77,095       35
    Dividend received deduction and
     tax-exempt interest                            (3,034)      (1)       (3,273)      (2)       (1,684)      (1)
    Other, net                                       7,922        3         2,634        2       (15,059)      (7)
                                              ------------- -------- ------------- -------- ------------- ---------
                                                    96,328       37        65,046       35        60,352       27

    Differential earnings (equity tax)              11,553        4                              (13,111)      (6)
                                              ------------- -------- ------------- -------- ------------- ---------

    Income taxes                              $    107,881       41  $     65,046       35  $     47,241       21
                                              ============= ======== ============= ======== ============= =========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The deferred income tax liability (asset) represents the tax effects of temporary differences attributable to the consolidated tax return group. The components were as follows:

                                                                                      DECEMBER 31,
                                                                             1999                      1998
                                                                                     (IN THOUSANDS)
    Deferred policy acquisition costs                                   $      282,725             $     294,917
    Unearned premium/deferred revenue                                         (135,124)                 (139,346)
    Impairment reserves                                                        (15,556)                  (23,111)
    Pension and other postretirement benefits                                  (68,902)                  (57,720)
    Investments                                                                177,204                   122,032
    Future policyholder benefits                                              (181,205)                 (151,168)
    Other                                                                        4,683                    31,595
                                                                        --------------             --------------
                                                                                63,825                    77,199
    Net unrealized investment gains                                             26,587                    42,254
    Minimum pension liability                                                   (4,150)                   (3,349)
                                                                        ---------------            --------------

    Deferred income tax liability, net                                  $      86,262              $     116,104
                                                                        ===============            ==============

    Gross deferred income tax assets totaled $405 million and $375 million at December 31, 1999 and 1998, respectively. Gross deferred income tax liabilities totaled $491 million and $491 million at December 31, 1999 and 1998, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 1999 and 1998 will be realized.

8.  PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

    PENSION PLANS

    Phoenix has a multi-employer, non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

    Components of net periodic pension cost for the years ended December 31, were as follows:

                                                            1999                 1998                 1997
                                                                            (IN THOUSANDS)

    Components of net periodic benefit cost
      Service cost                                     $        11,887        $     11,046        $      10,278
      Interest cost                                             24,716              22,958               22,650
      Curtailments                                              21,604
      Expected return on plan assets                           (28,544)            (25,083)             (22,055)
      Amortization of net transition asset                      (2,369)             (2,369)              (2,369)
      Amortization of prior service cost                         1,795               1,795                1,795
      Amortization of net (gain) loss                           (2,709)             (1,247)                  25
                                                       ----------------     ---------------      ---------------
      Net periodic benefit cost                        $        26,380        $      7,100        $      10,324
                                                       ================     ===============      ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    In 1999, Phoenix offered a special retirement program under which qualified participants' benefits under the employee pension plan were enhanced by adding five years to age and five years to pension plan service. Of the 320 eligible employees, 146 accepted the special retirement program. As a result of the special retirement program, Phoenix recorded an additional pension expense of $21.6 million for the year ended December 31, 1999.

    The aggregate change in projected benefit obligation, change in plan assets, and funded status of the plan were as follows:

                                                                                       DECEMBER 31,
                                                                                1999                 1998
                                                                                      (IN THOUSANDS)
    Change in projected benefit obligation
      Projected benefit obligation at beginning of year                   $      353,462        $      335,436
      Service cost                                                                11,887                11,046
      Interest cost                                                               24,716                22,958
      Plan amendments                                                             23,871
      Curtailments                                                                (6,380)
      Actuarial loss                                                              (4,887)                1,958
      Benefit payments                                                           (19,841)              (17,936)
                                                                          ---------------      ----------------
      Benefit obligation at end of year                                   $      382,828        $      353,462
                                                                          ---------------      ----------------

    Change in plan assets
      Fair value of plan assets at beginning of year                      $      364,819        $      321,555
      Actual return on plan assets                                                78,951                58,225
      Employer contributions                                                       3,883                 2,975
      Benefit payments                                                           (19,841)              (17,936)
                                                                          ---------------      ----------------
      Fair value of plan assets at end of year                            $      427,812        $      364,819
                                                                          ---------------      ----------------

      Funded status of the plan                                           $       44,984        $       11,357
      Unrecognized net transition asset                                          (11,847)              (14,217)
      Unrecognized prior service cost                                             11,705                16,185
      Unrecognized net gain                                                     (129,936)              (75,921)
                                                                          ---------------      ----------------
      Net amount recognized                                               $      (85,094)      $       (62,596)
                                                                          ===============      ================

    Amounts recognized in the Consolidated Balance Sheet consist of:

      Accrued benefit liability                                           $     (108,690)      $       (88,391)
      Intangible asset                                                            11,739                16,229
      Accumulated other comprehensive income                                      11,857                 9,566
                                                                          ---------------      ----------------
                                                                          $      (85,094)      $       (62,596)
                                                                          ===============      ================

    At December 31, 1999 and 1998, the non-qualified plan was not funded and had projected benefit obligations of $72.3 million and $57.2 million, respectively. The accumulated benefit obligations as of December 31, 1999 and 1998 related to this plan were $60.1 million and $48.4 million, respectively, and are included in other liabilities.

    Phoenix recorded, as a reduction of equity, an additional minimum pension liability of $7.7 million and $6.2 million, net of income taxes, at December 31, 1999 and 1998, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the non-qualified plan. Phoenix has also recorded an intangible asset of $11.7 million and $16.2 million as of December 31, 1999 and 1998 related to the non-qualified plan.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The discount rate used in determining the actuarial present value of the projected benefit obligation was 7.5% and 7.0% for 1999 and 1998, respectively. The discount rate assumption for 1999 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation was 4.5% and 4.0% for 1999 and 1998, respectively. The expected long-term rate of return on retirement plan assets was 8.0% in 1999 and 1998.

    The assets within the pension plan include corporate and government debt securities, equity securities, real estate, venture capital partnerships, and shares of mutual funds.

    Phoenix also sponsors savings plans for its employees and agents that are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to certain limitations, to the plans. Phoenix contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1999, 1998 and 1997 were $4.0 million, $4.1 million and $3.8 million, respectively.

    OTHER POSTRETIREMENT BENEFIT PLANS

    In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

    Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

    The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:

                                                           1999                  1998                  1997
                                                                            (IN THOUSANDS)

    Components of net periodic benefit cost
      Service cost                                     $       3,313          $      3,436          $      3,136
      Interest cost                                            4,559                 4,572                 4,441
      Curtailments                                             5,456
      Amortization of net gain                                (1,493)               (1,232)               (1,527)
                                                       --------------        --------------        --------------
      Net periodic benefit cost                        $      11,835          $      6,776          $      6,050
                                                       ==============        ==============        ==============

    As a result of the special retirement program, Phoenix recorded an additional postretirement benefit expense of $5.5 million for the year ended December 31, 1999.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The plan's change in projected benefit obligation, change in plan assets, and funded status were as follows:

                                                                                      DECEMBER 31,

                                                                               1999                  1998
                                                                                     (IN THOUSANDS)

    Change in projected postretirement benefit obligation
      Projected benefit obligation at beginning of year                   $        70,943       $       66,618
      Service cost                                                                  3,313                3,436
      Interest cost                                                                 4,559                4,572
      Plan Amendments                                                               5,785
      Curtailments                                                                   (328)
      Actuarial (gain) loss                                                        (8,622)                 397
      Benefit payments                                                             (4,459)              (4,080)
                                                                          ----------------     ----------------
      Projected benefit obligation at end of year                                  71,191               70,943
                                                                          ----------------     ----------------

    Change in plan assets
      Employer contributions                                                        4,459                4,080
      Benefit payments                                                             (4,459)              (4,080)
                                                                          ----------------     ----------------
      Fair value of plan assets at end of year
                                                                          ----------------     ----------------

      Funded status of the plan                                                   (71,191)             (70,943)
      Unrecognized net gain                                                       (33,538)             (26,408)
                                                                          ----------------     ----------------
      Accrued benefit liability                                           $      (104,729)     $       (97,351)
                                                                          ================     ================

    The discount rate used in determining the accumulated postretirement benefit obligation was 7.5% and 7.0% at December 31, 1999 and 1998, respectively.

    For purposes of measuring the accumulated postretirement benefit obligation the health care costs were assumed to increase 7.5% and 8.5% in 1999 and 1998, respectively, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter.

    The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $4.3 million and the annual service and interest cost by $0.6 million, before income taxes. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $4.1 million and the annual service and interest cost by $0.5 million, before income taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

    OTHER POSTEMPLOYMENT BENEFITS

    Phoenix recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Other postemployment benefit expenses were $0.5 million for 1999, ($0.5) million for 1998 and $0.4 million for 1997.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.  COMPREHENSIVE INCOME

    The components of, and related income tax effects for, other comprehensive income for the years ended December 31, were as follows:

                                                                 1999                1998              1997
                                                                               (IN THOUSANDS)

    UNREALIZED (LOSSES) GAINS ON SECURITIES
     AVAILABLE-FOR-SALE:
    Before-tax amount                                        $      (94,224)    $      (72,255)   $      151,210
    Income tax (benefit) expense                                    (32,978)           (25,288)           52,923
                                                             ---------------    ---------------   ---------------
    Totals                                                          (61,246)           (46,967)           98,287
                                                             ---------------    ---------------   ---------------

    RECLASSIFICATION ADJUSTMENT FOR NET GAINS
     REALIZED IN NET INCOME:
    Before-tax amount                                                (2,234)           (19,970)          (46,481)
    Income tax (benefit)                                               (782)            (6,990)          (16,268)
                                                             ---------------    ---------------   ---------------
    Totals                                                           (1,452)           (12,980)          (30,213)
                                                             ---------------    ---------------   ---------------

    NET UNREALIZED (LOSSES) GAINS ON SECURITIES
     AVAILABLE-FOR-SALE:
    Before-tax amount                                               (96,458)           (92,225)          104,729
    Income tax (benefit) expense                                    (33,760)           (32,278)           36,655
                                                             ---------------    ---------------   ---------------
    Totals                                                   $      (62,698)    $      (59,947)   $      68,074
                                                             ===============    ===============   ===============

    MINIMUM PENSION LIABILITY ADJUSTMENT:
    Before-tax amount                                        $       (2,289)    $       (2,347)   $       (3,232)
    Income tax (benefit)                                               (801)              (821)           (1,131)
                                                             ---------------    ---------------   ---------------
    Totals                                                   $       (1,488)    $       (1,526)   $       (2,101)
                                                             ===============    ===============   ===============

    The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                                 1999              1998              1997
                                                                              (IN THOUSANDS)
     NET UNREALIZED (LOSSES) GAINS ON SECURITIES
      AVAILABLE-FOR-SALE:
     Balance, beginning of year                             $      100,510     $     160,457     $      92,383
     Change during period                                          (62,698)          (59,947)           68,074
                                                            ---------------   ---------------   ---------------
     Balance, end of year                                           37,812           100,510           160,457
                                                            ---------------   ---------------   ---------------

     MINIMUM PENSION LIABILITY ADJUSTMENT:
     Balance, beginning of year                                     (6,219)           (4,693)           (2,592)
     Change during period                                           (1,488)           (1,526)           (2,101)
                                                            ---------------   ---------------   ---------------
     Balance, end of year                                           (7,707)           (6,219)           (4,693)
                                                            ---------------   ---------------   ---------------

     ACCUMULATED OTHER COMPREHENSIVE INCOME:
     Balance, beginning of year                                     94,291           155,764            89,791
     Change during period                                          (64,186)          (61,473)           65,973
                                                            ---------------   ---------------   ---------------
     Balance, end of year                                   $       30,105     $      94,291     $     155,764
                                                            ===============   ===============   ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. SEGMENT INFORMATION

    Phoenix offers a wide range of financial products and services. These businesses have been grouped into three reportable segments.

    The Individual segment includes the individual life insurance and annuity products including participating whole life, universal life, variable life, term life and variable annuities.

    The Investment Management segment includes retail and institutional mutual fund management and distribution including open-end funds, closed-end funds and wrap accounts.

    Corporate and Other contains several smaller subsidiaries and investment activities which do not meet the thresholds of reportable segments as defined in SFAS No. 131. They include venture capital investments, international operations, trust operations and other investments.

    The majority of Phoenix's revenue is derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed ten percent of total consolidated revenues.

    The accounting policies of the segments are the same as those described in
    Note 2 - "Summary of Significant Accounting Policies." Phoenix evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items. Phoenix does not include certain nonrecurring items to the segments. They are reported as unallocated items and include expenses associated with various lawsuits and legal disputes, postretirement medical expenses associated with an early retirement program and realized gains associated with the sales of subsidiaries. See Note 8 - " Pension and Other Postretirement and Postemployment Benefit Plans."

    Included in the following tables is certain information with respect to Phoenix's operating segments as of and for each of the years ended December 31, 1999, 1998 and 1997, as well as amounts not allocated to the segments which was described previously.

                                                                                  DECEMBER 31,
                                                                     1999             1998             1997
                                                                                 (IN MILLIONS)

    TOTAL ASSETS
    Individual                                                  $     17,990.3    $    16,919.5    $    15,709.8
    Investment Management                                                747.4            591.9            647.9
    Corporate & Other                                                  1,357.8            876.2          1,124.4
    Discontinued operations                                              187.6            283.8            250.9
                                                                ---------------  ---------------  ---------------
      Total                                                           20,283.1         18,671.4         17,733.0
                                                                ===============  ===============  ===============

    DEFERRED POLICY ACQUISITION COSTS
    Individual                                                  $      1,306.7    $     1,049.9    $     1,016.3
                                                                ===============  ===============  ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                       1999             1998              1997
                                                                                    (IN MILLIONS)
    PREMIUMS, INSURANCE AND INVESTMENT PRODUCT FEES

    Individual                                                    $       1,361.4   $      1,416.7    $     1,259.2
    Investment Management                                                   293.9            231.0            140.7
    Corporate & Other                                                       115.2             41.1             84.1
    Less: inter-segment revenues                                            (44.5)           (40.7)           (40.3)
                                                                  ---------------- ----------------  ---------------
      Total                                                               1,726.0          1,648.1          1,443.7
                                                                  ---------------- ----------------  ---------------

    INVESTMENT INCOME
    Individual                                                              768.2            768.5            640.3
    Investment Management                                                     6.0              2.7              3.0
    Corporate & Other                                                       176.1             80.4             71.1
                                                                  ---------------- ----------------  ---------------
      Total                                                                 950.3            851.6            714.4
                                                                  ---------------- ----------------  ---------------

    NET REALIZED INVESTMENT GAINS
    Individual                                                               15.9            (17.8)            65.7
    Corporate & Other                                                         3.9             10.5             45.3
    Gains on sale of subsidiaries                                            16.0             65.5
                                                                  ---------------- ----------------  ---------------
      Total                                                                  35.8             58.2            111.0
                                                                  ---------------- ----------------  ---------------

    POLICY BENEFITS AND DIVIDENDS
    Individual                                                            1,611.3          1,718.2          1,499.7
    Corporate & Other                                                       101.6             36.6             45.8
                                                                  ---------------- ----------------  ---------------
      Total                                                               1,712.9          1,754.8          1,545.5
                                                                  ---------------- ----------------  ---------------

    AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS
    Individual                                                              146.6            137.7            102.6
                                                                  ---------------- ----------------  ---------------
      Total                                                                 146.6            137.7            102.6
                                                                  ---------------- ----------------  ---------------

    AMORTIZATION OF GOODWILL AND INTANGIBLES
    Individual                                                                4.2              0.3              0.5
    Investment Management                                                    30.3             22.0              9.1
    Corporate & Other                                                         3.5              0.8             (0.2)
                                                                  ---------------- ----------------  ---------------
      Total                                                                  38.0             23.1              9.4
                                                                  ---------------- ----------------  ---------------

    INTEREST EXPENSE
    Investment Management                                                    18.9             14.7              3.6
    Corporate & Other                                                        13.8             11.2             20.7
                                                                  ---------------- ----------------  ---------------
      Total                                                                  32.7             25.9             24.3
                                                                  ---------------- ----------------  ---------------

    OTHER OPERATING EXPENSES
    Individual                                                              289.4            268.1            234.6
    Investment Management                                                   203.5            156.1            101.9
    Corporate & Other                                                        65.0             40.7             69.2
    Unallocated amounts                                                       7.2              4.5              1.7
    Less: inter-segment expenses                                             (44.5)           (40.7)           (40.4)
                                                                  ---------------- ----------------  ---------------
      Total                                                                 520.6            428.7            367.0
                                                                  ---------------- ----------------  ---------------

    INCOME (LOSS) FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES AND MINORITY INTEREST
    Individual                                                               94.0             43.2            127.9
    Investment Management                                                    47.2             40.8             29.2
    Corporate & Other                                                       111.3             42.7             64.9
    Unallocated amounts & inter-segment eliminations                          8.8             61.0             (1.7)
                                                                  ---------------- ----------------  ---------------
      Total                                                       $         261.3   $        187.7    $       220.3
                                                                  ================ ================  ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11. DISCONTINUED OPERATIONS

    During 1999, Phoenix discontinued the operations of four of its business units which in prior years had been reflected as reportable business segments: the Reinsurance Operations, the Property and Casualty Brokerage Operations, the Real Estate Management Operation and the Group Insurance Operations. The discontinuation of these business units resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses.

    REINSURANCE OPERATIONS

    During 1999, Phoenix completed a comprehensive strategic review of its life reinsurance segment and decided to exit these operations through a combination of sale, reinsurance and placement of certain components into run-off. Accordingly, Phoenix estimated sales proceeds, reinsurance premiums and net claims run-off, resulting in the recognition of a $173 million pre-tax loss ($113 million after-tax loss) on the disposal of life reinsurance discontinued operations. The life reinsurance segment consisted primarily of individual life reinsurance operations as well as group personal accident and group health reinsurance business. The significant components of the loss on the disposal of life reinsurance discontinued operations in 1999 were as follows:

    On August 1, 1999, Phoenix sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reinsurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction, resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million.

    On June 30, 1999, PM Holdings sold 100% of the common stock of Financial Administrative Services, Inc. (FAS), its third-party administration subsidiary, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in an after-tax gain of $2.0 million.

    Phoenix retained ownership of the preferred stock of FAS, which under the terms of the agreement, CYBERTEK will purchase in six equal annual installments commencing March 31, 2001 through March 31, 2006. The purchase price will be determined annually based upon earnings, but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million.

    During 1999, Phoenix placed the remaining group personal accident and group health reinsurance operations into run-off. Management has adopted a formal plan to terminate the related treaties as early as contractually permitted and is not entering into any new contracts. Based upon the most recent information available, Phoenix reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix increased reserve estimates on the run-off block by $180 million. In addition, as part of the exit strategy, Phoenix purchased finite aggregate excess of loss reinsurance to further protect Phoenix from unfavorable results in the run-off block. The finite reinsurance is subject to an aggregate retention of $100 million on the run-off block. Phoenix may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix paid an initial premium of $130 million.

    The additional estimated reserves and finite reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix expects to pay claims out of existing estimated reserves over a number of years as the level of business diminishes.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Additionally, certain group personal accident reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. This business primarily concerns certain occupational accident reinsurance "facilities" and a reinsurance pool (the Unicover Pool) underwritten and managed by Unicover Managers, Inc. (Unicover). Phoenix participated as a reinsurer in the Unicover Pool. The Unicover Pool and "facilities" were reinsured in large part by a reinsurance facility underwritten and managed by Centaur Underwriting Limited (Centaur) in which Phoenix also participated. Phoenix terminated its participation in the Centaur facility effective October 1, 1998 and in the Unicover Pool effective March 1, 1999. However, claims arising from business underwritten while Phoenix was a participant continue to run off. On September 21, 1999, Phoenix initiated arbitration proceedings seeking to rescind certain contracts arising from its participation in the Centaur facility with respect to reinsurance of the Unicover business. In January 2000, Phoenix settled two Unicover-related matters (see Note 21 - "Subsequent Events"). A substantial portion of the risk associated with the Unicover Pool and "facilities" and the Centaur program was further retroceded by Phoenix to other unaffiliated insurance entities, providing Phoenix with significant security. Certain of these retrocessionaires have given notice that they challenge their obligations under their contracts and are in arbitration or litigation with Phoenix.

    Additionally, certain group personal accident excess of loss reinsurance contracts created in the London market during 1994 - 1997 have become the subject of disputes concerning the placement of the business with reinsurers and the recovery of reinsurance. Several arbitration proceedings are currently pending.

    Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long term development of net claims payments, the estimated amount of the loss on disposal of life reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix's consolidated financial position.

    PROPERTY AND CASUALTY BROKERAGE OPERATIONS

    On July 1, 1999, PM Holdings sold its property and casualty brokerage business to Hilb, Rogal and Hamilton Company (HRH) for $48.1 million including $0.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in convertible debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. The pre-tax gain realized on the sale was $40.1 million. The HRH common stock is classified as common stock and the convertible debentures are classified as bonds in the Consolidated Balance Sheet. As of December 31, 1999 Phoenix owns 7% of the outstanding HRH common stock, 15% on a diluted basis.

    REAL ESTATE MANAGEMENT OPERATIONS

    On March 31, 1999, Phoenix sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    GROUP INSURANCE OPERATIONS

    On December 9, 1999, Phoenix signed a definitive agreement to sell its Group Life and Health business, including five companies, Phoenix American Life, Phoenix Dental Services, Phoenix Group Services, California Benefits and Clinical Disability Management, to GE Financial Assurance Holdings, Inc. Proceeds from the sale are estimated to be $285 million, including cash of $240 million and 3.1% of the common stock of GE Life and Annuity Assurance Company. Phoenix expects the transaction to be completed in the second quarter of 2000, subject to regulatory approval.

    The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheet. Net assets of the discontinued operations totaled $187.6 million and $283.8 million as of December 31, 1999 and 1998, respectively. Asset and liability balances of the continuing operation as of December 31, 1998, have been restated to conform with the current year presentation. Likewise, the Consolidated Statement of Income, Comprehensive Income and Equity has been restated for 1998 and 1997 to exclude the operating results of discontinued operations from continuing operations. The operating results of discontinued operations and the gain or loss on disposal are presented below.

    GAIN (LOSS) FROM OPERATIONS OF                                            YEAR ENDED DECEMBER 31,
     DISCONTINUED OPERATIONS                                           1999             1998             1997
                                                                                   (IN THOUSANDS)
    Revenues:
      Reinsurance Operations                                                      $     306,671    $     163,503
      Group Insurance Operations                                 $      453,813         503,825          483,956
      Property and Casualty Brokerage Operations                         25,968          72,579           64,093
      Real Estate Management                                              1,189          12,707           15,319
                                                                 ---------------  --------------  ---------------
    Total revenues                                                      480,970         895,782          726,871
                                                                 ---------------  --------------  ---------------

    Gain (loss) from operations:
      Reinsurance Operations                                                             14,081           10,611
      Group Insurance Operations                                         28,672          29,212           31,686
      Property and Casualty Brokerage Operations                          1,534           2,515          (19,911)
      Real Estate Management                                             (2,645)         (4,037)          (2,616)
                                                                 ---------------  --------------  ---------------
    Gain from discountinued operations before income
     taxes                                                               27,561          41,771           19,770
    Income taxes                                                         10,006          16,759           12,522
                                                                 ---------------  --------------  ---------------
    Gain from discontinued operations, net of taxes              $       17,555    $     25,012    $       7,248
                                                                 ===============  ==============  ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
    LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS                DECEMBER 31, 1999
                                                                 (IN THOUSANDS)

    (Loss) gain on disposal:
      Reinsurance Operations                                     $    (173,061)
      Property and Casualty Brokerage Operations                        40,131
      Real Estate Management                                             5,870
                                                                 --------------
    Loss on disposal of discontinued operations before
     income taxes                                                     (127,060)
    Income taxes                                                       (55,076)
                                                                 --------------
    Loss on disposal of discontinued operations, net of
     income taxes                                                $     (71,984)
                                                                 --------------


12. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

    Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix, are stated at depreciated cost. Real estate occupied by Phoenix was $101.7 million and $106.7 million at December 31, 1999 and 1998, respectively. Phoenix provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $182.3 million and $161.2 million at December 31, 1999 and 1998, respectively.

    Rental expenses for operating leases, principally with respect to buildings, amounted to $16.3 million, $16.9 million and $16.9 million in 1999, 1998, and 1997, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $40.2 million as of December 31, 1999, payable as follows: 2000 - $13.5 million; 2001 - $10.5 million; 2002 - $7.3 million;
    2003 - $5.1 million; 2004 - $2.8 million; and $1.0 million thereafter.

13. DIRECT BUSINESS WRITTEN AND REINSURANCE

    As is customary practice in the insurance industry, Phoenix assumes and cedes reinsurance as a means of diversifying underwriting risk. For direct issues, the maximum of individual life insurance retained by Phoenix on any one life is $8 million for single life and joint first-to-die policies and to $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the inforce block of the Confederation Life business acquired on December 31, 1997, and 90% of the mortality risk on certain new issues of term and universal life products. In addition, Phoenix entered into a separate reinsurance agreement on October 1, 1998 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. In 1999, Phoenix reinsured the mortality risk on the remaining 20% of this business. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:

                                                                   1999             1998              1997
                                                                               (IN THOUSANDS)

    Direct premiums                                           $    1,762,359   $    1,719,393     $   1,592,800
    Reinsurance assumed                                              416,194          505,262           329,927
    Reinsurance ceded                                               (537,847)        (371,854)         (282,121)
                                                              --------------- ----------------   ---------------
    Net premiums                                                   1,640,706        1,852,801         1,640,606
    Less net premiums of discontinued operations                    (506,499)        (698,071)         (564,449)
                                                              --------------- ----------------   ---------------
    Net premiums of continuing operations                     $    1,134,207   $    1,154,730     $   1,076,157
                                                              =============== ================   ===============

    Direct policy and contract claims incurred                $      707,105   $      728,062     $     629,112
    Reinsurance assumed                                              563,807          433,242           410,704
    Reinsurance ceded                                               (500,282)        (407,780)         (373,127)
                                                              --------------- ----------------   ---------------
    Net policy and contract claims incurred                          770,630          753,524           666,689
    Less net incurred claims of discontinued operations             (552,423)        (471,688)         (422,373)
                                                              --------------- ----------------   ---------------
    Net policy and contract claims incurred
     of continuing operations                                 $      218,207   $      281,836     $     244,316
                                                              =============== ================   ==============

    Direct life insurance in force                            $  131,052,050   $  121,442,041     $ 120,394,664
    Reinsurance assumed                                          139,649,850      110,632,110        84,806,585
    Reinsurance ceded                                           (207,192,046)    (135,817,986)      (74,764,639)
                                                              --------------- ----------------   ---------------
    Net insurance in force                                        63,509,854       96,256,165       130,436,610
    Less insurance in force of discontinued operations            (1,619,452)     (24,330,166)      (13,811,408)
                                                              --------------- ----------------   ---------------
    Net insurance in force of continuing operations           $   61,890,402   $   71,925,999     $ 116,625,202
                                                              =============== ================   ===============

    Irrevocable letters of credit aggregating $36.2 million at December 31, 1999 have been arranged with United States commercial banks in favor of Phoenix to collateralize the ceded reserves.

14. PARTICIPATING LIFE INSURANCE

    Participating life insurance in force was 66.9% and 72.3% of the face value of total individual life insurance in force at December 31, 1999 and 1998, respectively. The premiums on participating life insurance policies were 76.8%, 79.4% and 83.5% of total individual life insurance premiums in 1999, 1998, and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15. DEFERRED POLICY ACQUISITION COSTS

    The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:

                                                            1999                 1998                1997
                                                                            (IN THOUSANDS)

    Balance at beginning of year                      $       1,049,934     $     1,016,295     $        908,616
    Acquisition cost deferred                                   143,110             164,608              288,281
    Amortized to expense during the year                       (146,603)           (137,663)            (102,617)
    Adjustment to net unrealized investment
     gains (losses) included in other
     comprehensive income                                       260,287               6,694              (77,985)
                                                      ------------------   -----------------   ------------------

    Balance at end of year                            $       1,306,728     $     1,049,934     $      1,016,295
                                                      ==================   =================   ==================

    Amortized to expense during the year for 1999 includes a $6.3 million adjustment due to worse than expected persistency in one of the variable annuity product lines and a $6.9 million adjustment to traditional life due to an adjustment to death claims used in determining DAC amortization.

16. MINORITY INTEREST

    Phoenix's interests in Phoenix Investment Partners and PFG Holdings, through its wholly-owned subsidiary PM Holdings, are represented by ownership of approximately 60% and 67%, respectively, of the outstanding shares of common stock at December 31, 1999. Earnings and equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

17. FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

    Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the consolidated financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analysis which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

    CASH AND CASH EQUIVALENTS

    For these short-term investments, the carrying amount approximates fair value.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    DEBT SECURITIES

    Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

    DERIVATIVE INSTRUMENTS

    Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

    EQUITY SECURITIES

    Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

    MORTGAGE LOANS

    Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

    POLICY LOANS

    Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

    INVESTMENT CONTRACTS

    In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

    The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

    Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    NOTES PAYABLE

    The fair value of notes payable is determined based on contractual cash flows discounted at market rates.

    FAIR VALUE SUMMARY

    The estimated fair values of the financial instruments as of December 31, were as follows:


                                                      1999                                   1998
                                         CARRYING              FAIR              CARRYING              FAIR
                                          VALUE               VALUE               VALUE               VALUE
                                                                    (IN THOUSANDS)

    Financial assets:
    Cash and cash equivalents        $        187,610     $       187,610     $       115,187     $       115,187
    Short-term investments                    133,367             133,367             185,983             185,983
    Debt securities                         7,496,948           7,400,067           7,712,865           7,796,389
    Equity securities                         461,613             461,613             301,649             301,649
    Mortgage loans                            716,831             680,569             797,343             831,919
    Derivative instruments                                        (13,211)                                 12,316
    Policy loans                            2,042,558           2,040,497           2,008,260           2,122,389
                                     -----------------   -----------------   -----------------   -----------------
    Total financial assets           $     11,038,927     $    10,890,512     $    11,121,287     $    11,365,832
                                     =================   =================   =================   =================

    Financial liabilities:
    Policy liabilities               $        709,696     $       709,357     $       783,400     $       783,400
    Notes payable                             499,392             490,831             386,575             395,744
                                     -----------------   -----------------   -----------------   -----------------
    Total financial liabilities      $      1,209,088     $     1,200,188     $     1,169,975     $     1,179,144
                                     =================   =================   =================   ================


18. CONTINGENCIES

    LITIGATION

    Certain group personal accident reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance (see Note 11 - "Discontinued Operations" and
    Note 21 - "Subsequent Events").

19. STATUTORY FINANCIAL INFORMATION

    The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the State of New York Insurance Department (the Insurance Department), as of December 31, 1999, 1998 and 1997. Phoenix's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York law does not allow the recording of deferred income taxes. Phoenix has received approval from the Insurance Department for this practice.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are not included in equity, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

    The following reconciles the statutory net income of Phoenix as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                                    1999               1998              1997
                                                                               (IN THOUSANDS)

    Statutory net income                                       $      131,286      $     108,652     $      66,599
    Deferred policy acquisition costs, net                            (28,099)            18,538            48,821
    Future policy benefits                                            (23,686)           (53,847)           (9,145)
    Pension and postretirement expenses                                (8,638)           (17,334)           (7,955)
    Investment valuation allowances                                    15,141            107,229            87,920
    Interest maintenance reserve                                       (7,232)             1,415            17,544
    Deferred income taxes                                               3,919            (39,983)          (36,250)
    Other, net                                                          6,191             12,459             2,118
                                                               ---------------    ---------------   ---------------

    Net income, as reported                                    $      88,882      $     137,129     $     169,652
                                                               ===============    ===============   ===============

    The following reconciles the statutory surplus and asset valuation reserve
    (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                                    DECEMBER 31,
                                                                          1999                         1998
                                                                                    (IN THOUSANDS)

    Statutory surplus, surplus notes and AVR                       $        1,427,333            $       1,205,635
    Deferred policy acquisition costs, net                                  1,231,217                    1,259,316
    Future policy benefits                                                   (478,184)                    (465,268)
    Pension and postretirement expenses                                      (193,007)                    (174,273)
    Investment valuation allowances                                          (206,531)                      34,873
    Interest maintenance reserve                                               24,767                       35,303
    Deferred income taxes                                                      65,595                      (25,593)
    Surplus notes                                                            (159,444)                    (157,500)
    Other, net                                                                 49,505                       24,062
                                                                   -------------------          -------------------
    Equity, as reported                                            $        1,761,251            $       1,736,555
                                                                   ===================          ===================

    The Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

20. PRIOR PERIOD ADJUSTMENTS

    In 1999, Phoenix revised the accounting for venture capital partnerships to include unrealized capital gains and losses on investments held in the partnerships. These gains and losses are recorded in investment income. Opening retained earnings at December 31, 1996 has been increased by $17.6 million. The consolidated balance sheet as of December 31, 1998 was revised by increasing the following balances: other invested assets by $50.6 million, deferred income taxes by $17.7 million and retained earnings by $32.9 million. The effect on the Consolidated Statement of Income, Comprehensive Income and Equity was an increase in net income of $12.4 million and $2.9 million for the years ended 1998 and 1997, respectively.

    In 1998, Phoenix revised the accounting for partnerships involved in leveraged lease arrangements for 1997 and 1996. Opening retained earnings at December 31, 1995 has been increased by $7.7 million. The Consolidated Balance Sheet as of December 31, 1997 was revised by increasing the following balances: other invested assets by $18.9 million, deferred income taxes by $6.6 million and retained earnings by $12.3 million. The effect on the Consolidated Statement of Income, Comprehensive Income and Equity was an increase in net income of $2.1 million and $2.5 million for the years ended 1997 and 1996, respectively.

21. SUBSEQUENT EVENTS

    OCCUPATIONAL ACCIDENT REINSURANCE

    On January 21, 2000, Phoenix, in connection with its participation in the Centaur facility, and two other companies completed a settlement agreement with Reliance Insurance Company (Reliance) with respect to certain reinsurance contracts covering occupational accident business reinsured by Reliance as a Unicover-managed "facility." The Reliance business was the largest portion of occupational accident reinsurance business underwritten by Unicover. Under the terms of the settlement agreement, Phoenix ended the contracts for a total payment of $115.0 million.

    On January 13, 2000, Phoenix and four other companies, in connection with their participation in the Unicover Pool, completed a settlement agreement with EBI Indemnity Company and other affiliates of the Orion Group (EBI) with respect to certain reinsurance contracts covering occupational accident business which EBI ceded to the Unicover Pool. These contracts represented the largest source of premium to the Unicover Pool. Under the terms of the settlement agreement, the Unicover Pool members ended the contracts for a total payment of $43.0 million, of which Phoenix's share was approximately $10.0 million.

    Phoenix included the cost of these settlements, net of reinsurance, in its estimate of the loss on discontinued life reinsurance operations. See Note 11 - "Discontinued Operations."

APPENDIX A
--------------------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS

The following is a list of terms and their meanings when used in this prospectus.

ATTAINED AGE: The age of the Insured on his or her last birthday.

BENEFICIARY: The person or persons specified by the policyowner as entitled to receive the death benefits under a policy.

DEBT: Outstanding loans against a policy, plus accrued interest.


FUNDS: The Phoenix Edge Series Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, The Universal Institutional Funds, Inc., Franklin Templeton Variable Insurance Products Trust and Wanger Advisors Trust.


GENERAL ACCOUNT: The general asset account of PHL.

ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

LOAN ACCOUNT: An account that holds policy value to secure policy loans.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

NET ASSET VALUE: The worth of one share of a Series of a Fund at the end of a valuation period. Net asset value is computed by adding the value of a Series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The valuation date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next valuation date.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY VALUE: The sum of a policy's share in the values of each Subaccount of the VUL Account plus the policy's share in the values of the Guaranteed Interest Account plus the Loan Account.

POLICY YEAR: The first policy year is the 1-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the 1-year period from the policy anniversary up to, but not including, the next policy anniversary.

SERIES: A separate investment portfolio of the Fund.

SUBACCOUNTS: Accounts within the VUL Account to which nonloaned assets under a policy are allocated.

VALUATION DATE: For any Subaccount, each date on which we calculate the net asset value of a Fund.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one valuation date through the next.

VUL ACCOUNT (ACCOUNT): Phoenix Home Life Mutual Insurance Company's Variable Universal Life Account, a separate account of the company.

APPENDIX B

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE APPENDIX C "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES." Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any Subaccount. Current yield for the Phoenix-Goodwin Money Market Subaccount will be based on the income earned by the Subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the mortality and expense risk charge on the VUL Account level.

    Yield calculations of the Phoenix-Goodwin Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market Subaccount based on a 7-day period ending December 31, 1999.

     Example:
     Assumptions:

     Value of hypothetical pre-existing account with exactly one
       unit at the beginning of the period:................   $1.000000
     Value of the same account (excluding capital changes)
       at the end of the 7-day period:.....................    1.001003
     Calculation:
       Ending account value ...............................    1.001003
       Less beginning account value .......................    1.000000
       Net change in account value ........................    0.001003
     Base period return:
       (adjusted change/beginning account value) ..........    0.001003
     Current yield = return x (365/7) = ...................       5.23%
     Effective yield = [(1 + return)(365/7)] - 1 = ........       5.37%


    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the VUL Account level.

    For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the mortality and expense risk, issue expense and monthly administrative charges.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    The following performance tables display historical investment results of the Subaccounts of the VUL Account. This information may be useful in helping potential investors in deciding which Subaccounts to choose and in assessing the competence of the investment advisors. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the Subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the Subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all Subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.



-----------------------------------------------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1999(1)
-----------------------------------------------------------------------------------------------------------------------------------
SERIES                                                           INCEPTION DATE   1 YEAR     5 YEARS     10 YEARS  SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series......................          5/1/90         27.76%    17.81%       N/A          11.39%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series...........................         9/17/96         49.05%     N/A         N/A          -2.30%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30 Series........................         12/15/99         N/A       N/A         N/A           2.43%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series........          5/1/95          3.33%     N/A         N/A           8.95%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series.....................         12/31/82        27.93%    23.17%      18.21%        18.63%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series........................          3/2/98         30.41%     N/A         N/A          30.54%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series..............         12/15/99         N/A       N/A         N/A          -1.55%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series........................         10/8/82          3.38%     3.76%       3.67%         5.13%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series...........         12/31/82         4.00%     7.93%       7.70%         8.61%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series......................          3/2/98         22.64%     N/A         N/A          17.49%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series.........         7/14/92         17.23%     N/A         N/A          21.13%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Equity Income Series.........................         12/15/99         N/A       N/A         N/A           5.77%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series.......................         12/15/99         N/A       N/A         N/A          -0.06%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series................................         12/15/99         N/A       N/A         N/A           5.91%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series.................         12/15/99         N/A       N/A         N/A           6.22%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series...........................          5/1/92         10.04%    14.98%       N/A          11.14%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series..................          3/2/98         15.43%     N/A         N/A          19.03%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series...............         9/17/84          9.73%    14.49%      11.90%        12.37%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value Series.......................          3/2/98        -11.59%     N/A         N/A         -13.10%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series.......................          3/2/98         43.65%     N/A         N/A          34.89%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series......................         1/29/96         52.99%     N/A         N/A          29.54%
-----------------------------------------------------------------------------------------------------------------------------------
EAFE(R)Equity Index Fund....................................         8/22/97         25.90%     N/A         N/A         15.45%
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II...........         3/28/94         -1.98%     4.27%       N/A           3.96%
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II.........................          3/1/94          0.90%     9.11%       N/A           6.84%
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio.......................................         11/30/99         N/A       N/A         N/A          23.60%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund-- Class (2) .................         11/2/98          7.82%     N/A         N/A           8.85%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund-- Class 2(2).................         11/28/88        20.90%    15.39%      11.45%        11.43%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund-- Class 2(2)..         9/27/96         51.33%     N/A         N/A          -5.91%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund-- Class 2(2)..............         11/3/88         27.08%    15.85%      11.93%        11.79%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund-- Class 2(2).......         5/11/92         21.58%    15.48%       N/A          13.72%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty.......................................          2/1/99          N/A       N/A         N/A          81.77%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap.............................          5/1/95        123.66%     N/A         N/A          37.14%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty..............................................          2/1/99          N/A       N/A         N/A          32.73%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap......................................          5/1/95         23.38%     N/A         N/A          25.12%
-----------------------------------------------------------------------------------------------------------------------------------

1 Standardized returns are the compounded returns that result from holding an initial investment of $10,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of investment management fees and the mortality and expense risk charges. A monthly administrative fee of $5 or .30% of annual account value divided by 12 has been applied, whichever is greater. Subaccounts are assumed to have started on the inception date of the appropriate series.

2 Standardized performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on May 1, 1997 (November 16, 1998 for Mutual Shares Securities Fund), historical results of Class 1 shares; and (b) for periods after May 1, 1997 (November 16, 1998), Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Maximum annual plan expenses are 0.25%.

    Advertisements, sales literature and other communications may contain information about any series' or advisor's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a series' portfolio; or compare a series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial AverageSM, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


    Occasionally, The VUL Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as:

 Lipper Analytical Services, Inc.         Morningstar, Inc.
 CDA Investment Technologies, Inc.        Weisenberger Financial Services, Inc.

    Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:


 Changing Times                           Forbes
 Fortune                                  Money
 Barrons                                  Business Week
 Investor's Business Daily                The Wall Street Journal
 The New York Times                       Consumer Reports
 Registered Representative                Financial Planning
 Financial Services Weekly                Financial World
 U.S. News and World Report               Standard & Poor's
 The Outlook                              Personal Investor


    The Funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:


 S&P 500                                  Dow Jones Industrial AverageSM
 Europe Australia Far East Index (EAFE)   Consumers Price Index
 Shearson Lehman Corporate Index          Shearson Lehman T-Bond Index



    The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues traded on the NYSE.

    The Funds' annual reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.



                             ANNUAL TOTAL RETURN(1,2)
-------------------------------------------------------------------------------------------------------------------
                     Series
                                                         1983   1984   1985   1986   1987   1988   1989     1990
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International Series                    N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia Series                         N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Bankers Trust Dow 30 Series                      N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate Securities Series      N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Capital Growth Series                  32.89% 10.67% 34.92% 20.47%  6.91%  3.92% 36.20%    4.05%
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty Series                      N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Federated U.S. Government Bond Series            N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market Series                      8.37% 10.23%  8.03%  6.51%  6.46%  7.46%  9.21%    8.24%
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income Series         6.00% 11.35% 20.61% 19.29%  1.08% 10.50%  8.24%    5.23%
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity Series                    N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Phoenix-J.P. Morgan Research Enhanced Index Series       N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Equity Income Series                       N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Flexible Income Series                     N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Growth Series                              N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Morgan Stanley Focus Equity Series               N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Balanced Series                         N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income Series                N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Strategic Allocation Series             N/A    N/A   27.34% 15.69% 12.53%  2.35% 19.90%    5.77%
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value Series                     N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series                     N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Strategic Theme Series                    N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 EAFE(R)Equity Index Fund                                 N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Federated Fund for U.S. GovernmentSecuritiesII           N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II                       N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Technology Portfolio                                     N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Mutual Shares Securities Fund-- Class 2(2)               N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Templeton Asset Strategy Fund-- Class 2(2)               N/A    N/A    N/A    N/A    N/A    N/A   13.03%   -8.21%
-------------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets Securities Fund--Class 2(2) N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Templeton Growth Securities Fund-- Class 2(2)            N/A    N/A    N/A    N/A    N/A    N/A   14.39%  -11.28%
-------------------------------------------------------------------------------------------------------------------
 Templeton International Securities Fund-- Class 2(2)     N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                                     N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                           N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Wanger Twenty                                            N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------
 Wanger U.S. Small Cap                                    N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A
-------------------------------------------------------------------------------------------------------------------



                             ANNUAL TOTAL RETURN(1,2) (continued)
---------------------------------------------------------------------------------------------------------------------------
                     Series                              1991   1992   1993   1994   1995   1996   1997     1998    1999
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International Series                   19.73%-12.83% 38.47% 0.05%  9.60%  18.67% 12.05%   27.94%  29.51%
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia Series                         N/A    N/A    N/A    N/A    N/A   N/A   -32.40%   -4.45%  50.99%
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Bankers Trust Dow 30 Series                      N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A     N/A
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate Securities Series      N/A    N/A    N/A    N/A    N/A   33.13% 22.07%  -21.21%   4.78%
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Capital Growth Series                  42.77% 10.30% 19.72%  1.47% 30.89% 12.59% 21.09%   30.02%  29.69%
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty Series                      N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A    32.17%
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Federated U.S. Government Bond Series            N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A     N/A
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market Series                      5.99%  3.58%  2.88%  3.84%  5.70%  5.04%  5.19%    5.10%   4.83%
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income Series        19.60% 10.09% 15.92% -5.47% 23.54% 12.43% 11.09%   -4.15%   5.46%
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity Series                    N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A    24.34%
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-J.P. Morgan Research Enhanced Index Series       N/A    N/A    N/A    N/A    N/A    N/A    N/A     31.68%   18.83%
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Equity Income Series                       N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A     N/A
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Flexible Income Series                     N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A     N/A
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Growth Series                              N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A     N/A
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Morgan Stanley Focus Equity Series               N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A     N/A
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Balanced Series                         N/A    N/A    8.61% -2.84% 23.35% 10.57% 17.95%   19.02%  11.58%
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income Series                N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A    17.02%
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Strategic Allocation Series            29.33% 10.66% 11.02% -1.44% 18.24%  9.06% 20.75%   20.80%  11.27%
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value Series                     N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A   -10.29%
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series                     N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A    45.65%
---------------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Strategic Theme Series                    N/A    N/A    N/A    N/A    N/A   N/A    17.19%   44.71%  55.01%
---------------------------------------------------------------------------------------------------------------------------
 EAFE(R)Equity Index Fund                                 N/A    N/A    N/A    N/A    N/A    N/A    N/A     21.60%   27.63%
---------------------------------------------------------------------------------------------------------------------------
 Federated Fund for U.S. Government Securities II         N/A    N/A    N/A    N/A    8.77%  4.20%  8.58%    7.66%  -0.59%
---------------------------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II                       N/A    N/A    N/A    N/A   20.38% 14.31% 13.83%    2.70%   2.32%
---------------------------------------------------------------------------------------------------------------------------
 Technology Portfolio                                     N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A     N/A
---------------------------------------------------------------------------------------------------------------------------
 Mutual Shares Securities Fund--Class 2(2)                N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A     9.30%
---------------------------------------------------------------------------------------------------------------------------
 Templeton Asset Strategy Fund--Class 2(2)               27.44%  7.83% 25.87% -3.23% 22.26% 18.59% 15.29%    6.10%  22.55%
---------------------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets Securities Fund--Class 2(2) N/A    N/A    N/A    N/A    N/A   N/A   -29.38%   -21.05% 53.31%
---------------------------------------------------------------------------------------------------------------------------
 Templeton Growth Securities Fund-- Class 2(2)           27.23%  6.87% 33.74% -2.47% 24.96% 22.15% 11.63%    0.99%  28.80%
---------------------------------------------------------------------------------------------------------------------------
 Templeton International Securities Fund--Class 2(2)      N/A    N/A   47.02% -2.50% 15.48% 23.76% 13.66%    9.04%  23.25%
---------------------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                                     N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A     N/A
---------------------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                           N/A    N/A    N/A    N/A    N/A  32.04%  -1.46%   16.34% 126.52%
---------------------------------------------------------------------------------------------------------------------------
 Wanger Twenty                                            N/A    N/A    N/A    N/A    N/A    N/A    N/A      N/A     N/A
---------------------------------------------------------------------------------------------------------------------------
 Wanger U.S. Small Cap                                    N/A    N/A    N/A    N/A    N/A 46.64%   29.44%    8.69%  25.08%
---------------------------------------------------------------------------------------------------------------------------

1 Non-standardized returns are net of the investment management fees of the Phoenix Edge SPVL subaccounts. Percent change does not include the effect of the monthly administrative fees, or mortality and expense risk charges. Subaccounts are assumed to have started on the inception date of the appropriate series.

2 Standardized performance for Class 2 shares reflect a "blended" figure, combining: (a) for periods prior to Class 2's inception on May 1, 1997 (November 16, 1998 for Mutual Shares Securities Fund), historical results of Class 1 shares; and (b) for periods after May 1, 1997 (November 16,
     1998), Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Maximum annual plan expenses are 0.25%.


THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

APPENDIX C

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------
    The tables on the following pages illustrate how a Policy's death benefits, account values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The Policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0% to 12% over a period of years but went above or below those figures in individual Policy Years. The Policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0% to 12% but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who are non-smokers. Account values and Cash Surrender Values may be lower for smokers. The single premium is assumed to be paid at the beginning of the first Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first 9 years is the surrender charge.

    The death benefit, account value and Cash Surrender Value amounts reflect the following monthly charges:


 1. Monthly administrative charge is the greater of $5 per month or 0.25% of unloaned policy value (based on 0.30% annually) for policies with policy value of $100,000 or less. The charge is reduced to 0.0125% of unloaned policy value (based on 0.15% annually) for policies with policy value exceeding $100,000.


 2. Tax charge of .033% of policy value (based on 0.40% annually).

 3. Cost of insurance charge of .058% of policy value (based on .70% annually) for assumed current charges. See "Policy Value Charges--Cost of Insurance Charge."

 4. Mortality and expense risk charge of .0667% of unloaned policy value which is based on .80% annually (.50% on an annual basis after the 10th Policy
    Year). See "Policy Value Charges--Mortality and Expense Risk Charge."

    These illustrations also assume an average investment advisory fee of .75% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .22%. Management may decide to limit the amount of expense reimbursement in the future. If this reimbursement had not been in place for the fiscal year ended December 31, 1999, average total operating expenses for the Series would have been approximately .97% of the average net assets. See "Charges and Deductions--Fund Charges."


    Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equivalent to net annual investment return rates of approximately -.97%, 4.03% and 11.03%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.


    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. See "Policy Value Charges--Tax Charge."

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

    On request, we will furnish the Policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.


                                                                                                                     PAGE 1 OF 2
                                                                                                                PREMIUM: $25,000
                                                                                                            FACE AMOUNT: $62,848


MALE 55 ADVANTAGE


                                      THE PHOENIX EDGE-SPVL -- A VARIABLE UNIVERSAL LIFE POLICY

                                                      ASSUMING CURRENT CHARGES

                                         CASH                               CASH                            CASH
                PREMIUM     ACCOUNT    SURRENDER   DEATH      ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE      VALUE      BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE      BENEFIT
       YEAR       @ 5%       @ 0%        @ 0%       @ 0%        @ 6%        @ 6%      @ 6%       @ 12%      @ 12%      @ 12%
    --------  ---------- ---------- ----------- ---------- ----------- --------------------- ---------- ----------  ----------
          1      26,250     24,218      22,264     62,848      25,686      23,599    62,848     27,153     24,934      62,848
          2      27,563     23,461      21,784     62,848      26,390      24,479    62,848     29,491     27,491      62,848
          3      28,941     22,727      21,312     62,848      27,114      25,391    62,848     32,031     30,281      62,848
          4      30,388     22,017      20,846     62,848      27,857      26,357    62,848     34,790     33,290      62,848
          5      31,907     21,328      20,387     62,848      28,621      27,371    62,848     37,786     36,536      62,848

          6      33,502     20,661      19,935     62,848      29,406      28,406    62,848     41,040     40,040      62,848
          7      35,178     20,015      19,490     62,848      30,213      29,463    62,848     44,574     43,824      62,848
          8      36,936     19,389      19,051     62,848      31,041      30,541    62,848     48,412     47,912      62,848
          9      38,783     18,780      18,617     62,848      31,893      31,643    62,848     52,591     52,341      65,213
         10      40,722     18,188      18,188     62,848      32,767      32,767    62,848     57,139     57,139      69,710

         11      42,758     17,737      17,737     62,848      33,903      33,903    62,848     62,519     62,519      75,023
         12      44,896     17,296      17,296     62,848      35,078      35,078    62,848     68,386     68,386      81,380
         13      47,141     16,865      16,865     62,848      36,293      36,293    62,848     74,798     74,798      88,263
         14      49,498     16,443      16,443     62,848      37,551      37,551    62,848     81,811     81,811      95,720
         15      51,973     16,029      16,029     62,848      38,852      38,852    62,848     89,482     89,482     103,800

         16      54,572     15,625      15,625     62,848      40,199      40,199    62,848     97,872     97,872     112,553
         17      57,300     15,230      15,230     62,848      41,592      41,592    62,848    107,169    107,169     121,101
         18      60,165     14,843      14,843     62,848      43,033      43,033    62,848    117,407    117,407     130,323
         19      63,174     14,464      14,464     62,848      44,524      44,524    62,848    128,709    128,709     140,293
         20      66,332     14,093      14,093     62,848      46,067      46,067    62,848    141,223    141,223     151,109

       @ 65      40,722     18,188      18,188     62,848      32,767      32,767    62,848     57,139     57,139      69,710

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.77% (includes average fund operating expenses of .97% and mortality and expense risk charge of 0.8%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes tax of .033%.



                                                                                                                     PAGE 2 OF 2
                                                                                                                PREMIUM: $25,000
                                                                                                            FACE AMOUNT: $62,848


MALE 55 ADVANTAGE

                                      THE PHOENIX EDGE-SPVL -- A VARIABLE UNIVERSAL LIFE POLICY

                                                     ASSUMING GUARANTEED CHARGES

                                         CASH                               CASH                            CASH
                 PREMIUM    ACCOUNT    URRENDER    EATH       CCOUNT      URRENDER   EATH       CCOUNT     URRENDER     DEATH
                 ACCUM.      VALUE      VALUE      BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE      BENEFIT
       YEAR       @ 5%       @ 0%       @ 0%       @ 0%         @ 6%        @ 6%      @ 6%       @ 12%      @ 12%       @ 12%
    --------  ---------- ---------- ----------- ---------- ----------- --------------------- ---------- ----------  ----------
          1      26,250     23,868      21,945     62,848      25,339      23,283    62,848     26,809     24,621      62,848
          2      27,563     22,699      21,083     62,848      25,645      23,794    62,848     28,768     26,768      62,848
          3      28,941     21,487      20,158     62,848      25,916      24,277    62,848     30,896     29,146      62,848
          4      30,388     20,226      19,162     62,848      26,147      24,728    62,848     33,215     31,715      62,848
          5      31,907     18,905      18,085     62,848      26,331      25,139    62,848     35,750     34,500      62,848

          6      33,502     17,511      16,910     62,848      26,461      25,502    62,848     38,528     37,528      62,848
          7      35,178     16,027      15,621     62,848      26,524      25,803    62,848     41,584     40,834      62,848
          8      36,936     14,437      14,198     62,848      26,508      26,028    62,848     44,958     44,458      62,848
          9      38,783     12,719      12,617     62,848      26,399      26,160    62,848     48,699     48,449      62,848
         10      40,722     10,851      10,851     62,848      26,179      26,179    62,848     52,864     52,864      64,495

         11      42,758      8,881       8,881     62,848      26,021      26,021    62,848     57,841     57,841      69,410
         12      44,896      6,699       6,699     62,848      25,731      25,731    62,848     63,270     63,270      75,292
         13      47,141      4,275       4,275     62,848      25,286      25,286    62,848     69,192     69,192      81,647
         14      49,498      1,572       1,572     62,848      24,663      24,663    62,848     75,653     75,653      88,514
         15      51,973          0           0          0      23,824      23,824    62,848     82,700     82,700      95,933

         16      54,572          0           0          0      22,722      22,722    62,848     90,386     90,386     103,945
         17      57,300          0           0          0      21,294      21,294    62,848     98,824     98,824     111,672
         18      60,165          0           0          0      19,457      19,457    62,848    108,238    108,238     120,145
         19      63,174          0           0          0      17,103      17,103    62,848    118,657    118,657     129,337
         20      66,332          0           0          0      14,103      14,103    62,848    130,194    130,194     139,308

       @ 65      40,722     10,851      10,851     62,848      26,179      26,179    62,848     52,864     52,864      64,495

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.77% (includes average fund operating expenses of .97% and mortality and expense risk charge of 0.8%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes tax of .033%.



                                                                                                                     PAGE 1 OF 2
                                                                                                                PREMIUM: $25,000
                                                                                                            FACE AMOUNT: $76,043

FEMALE 55 ADVANTAGE

                                      THE PHOENIX EDGE-SPVL -- A VARIABLE UNIVERSAL LIFE POLICY

                                                      ASSUMING CURRENT CHARGES

                                         CASH                               CASH                            CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT     SURRENDER  DEATH      ACCOUNT   SURRENDER     DEATH
                 ACCUM.      VALUE      VALUE      BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE      BENEFIT
       YEAR       @ 5%       @ 0%        @ 0%       @ 0%        @ 6%        @ 6%      @ 6%       @ 12%     @ 12%         12%
    --------  ---------- ---------- ----------- ---------- ----------- --------------------- ---------- ----------  ----------
          1      26,250     24,218      22,264     76,043      25,686      23,599    76,043     27,153     24,934      76,043
          2      27,563     23,461      21,784     76,043      26,390      24,479    76,043     29,491     27,491      76,043
          3      28,941     22,727      21,312     76,043      27,114      25,391    76,043     32,031     30,281      76,043
          4      30,388     22,017      20,846     76,043      27,857      26,357    76,043     34,790     33,290      76,043
          5      31,907     21,328      20,387     76,043      28,621      27,371    76,043     37,786     36,536      76,043

          6      33,502     20,661      19,935     76,043      29,406      28,406    76,043     41,040     40,040      76,043
          7      35,178     20,015      19,490     76,043      30,213      29,463    76,043     44,574     43,824      76,043
          8      36,936     19,389      19,051     76,043      31,041      30,541    76,043     48,412     47,912      76,043
          9      38,783     18,780      18,617     76,043      31,893      31,643    76,043     52,582     52,332      76,043
         10      40,722     18,188      18,188     76,043      32,767      32,767    76,043     57,128     57,128      76,043

         11      42,758     17,737      17,737     76,043      33,903      33,903    76,043     62,590     62,590      76,043
         12      44,896     17,296      17,296     76,043      35,078      35,078    76,043     68,661     68,661      81,707
         13      47,141     16,865      16,865     76,043      36,293      36,293    76,043     75,318     75,318      88,876
         14      49,498     16,443      16,443     76,043      37,551      37,551    76,043     82,615     82,615      96,660
         15      51,973     16,029      16,029     76,043      38,852      38,852    76,043     90,611     90,611     105,109

         16      54,572     15,625      15,625     76,043      40,199      40,199    76,043     99,371     99,371     114,277
         17      57,300     15,230      15,230     76,043      41,592      41,592    76,043    109,149    109,149     123,339
         18      60,165     14,843      14,843     76,043      43,033      43,033    76,043    119,932    119,932     133,125
         19      63,174     14,464      14,646     76,043      44,524      44,524    76,043    131,823    131,823     143,687
         20      66,332     14,093      14,093     76,043      46,067      46,067    76,043    144,956    144,956     155,104

       @ 65      40,722     18,188      18,188     76,043      32,767      32,767    76,043     57,128     57,128      76,043

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.77% (includes average fund operating expenses of .97% and mortality and expense risk charge of 0.8%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes tax of .033%.


                                                                                                                     PAGE 1 OF 2
                                                                                                                PREMIUM: $25,000
                                                                                                            FACE AMOUNT: $26,043

FEMALE 55 ADVANTAGE

                                      THE PHOENIX EDGE-SPVL -- A VARIABLE UNIVERSAL LIFE POLICY

                                                     ASSUMING GUARANTEED CHARGES

                                          CASH                               CASH                            CASH
                  PREMIUM    ACCOUNT    SURRENDER   DEATH       ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH
                  ACCUM.      VALUE      VALUE      BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE      BENEFIT
        YEAR       @ 5%       @ 0%        @ 0%       @ 0%       @ 6%        @ 6%       @ 6%        @ 12%     @ 12%       @ 12%
    --------   ---------- ---------- -----------  ----------  ----------- ---------  ---------- ----------  ---------- ----------
          1      26,250     23,921      21,994     76,043      25,390      23,330    76,043     26,860     24,667      76,043
          2      27,563     22,829      21,203     76,043      25,767      23,906    76,043     28,882     26,882      76,043
          3      28,941     21,723      20,377     76,043      26,133      24,478    76,043     31,088     29,338      76,043
          4      30,388     20,601      19,515     76,043      26,485      25,046    76,043     33,501     32,001      76,043
          5      31,907     19,461      18,613     76,043      26,823      25,607    76,043     36,140     34,890      76,043

          6      33,502     18,289      17,658     76,043      27,138      26,153    76,043     39,030     38,030      76,043
          7      35,178     17,075      16,638     76,043      27,422      26,674    76,043     42,195     41,445      76,043
          8      36,936     15,801      15,535     76,043      27,660      27,160    76,043     45,662     45,162      76,043
          9      38,783     14,449      14,330     76,043      27,839      27,589    76,043     49,465     49,215      76,043
         10      40,722     13,005      13,005     76,043      27,947      27,947    76,043     53,649     53,649      76,043

         11      42,758     11,545      11,545     76,043      28,179      28,179    76,043     58,683     58,683      76,043
         12      44,896      9,962       9,962     76,043      28,337      28,337    76,043     64,308     64,308      76,526
         13      47,141      8,249       8,249     76,043      28,417      28,417    76,043     70,543     70,543      83,241
         14      49,498      6,397       6,397     76,043      28,412      28,412    76,043     77,377     77,377      90,531
         15      51,973      4,381       4,381     76,043      28,305      28,305    76,043     84,865     84,865      98,444

         16      54,572      2,164       2,164     76,043      28,071      28,071    76,043     93,070     93,070     107,031
         17      57,300          0           0          0      27,670      27,670    76,043    102,113    102,113     115,388
         18      60,165          0           0          0      27,053      27,053    76,043    112,201    112,201     124,544
         19      63,174          0           0          0      26,159      26,159    76,043    123,325    123,325     134,425
         20      66,332          0           0          0      24,920      24,920    76,043    135,612    135,612     145,106

       @ 65      40,722     13,005      13,005     76,043      27,947      27,947    76,043     53,649     53,649      76,043

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.77% (includes average fund operating expenses of .97% and mortality and expense risk charge of 0.8%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes tax of .033%.

                           PART II. OTHER INFORMATION
                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                              RULE 484 UNDERTAKING

    Section 723 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

    Article VI Section 6.1 of the By-laws of Phoenix Home Life provides that "To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person . . . is or was a Director or Officer of the Company; or . . . serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and also is or was a Director, or Officer of the Company . . . The Company shall also indemnify any [such] person . . . by reason of the fact that such person or such person's testator or intestate is or was an employee or agent of the Company . . . ."

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    REPRESENTATION PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940.

    Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Home Life Mutual Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Home Life Mutual Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

    This registration statement comprises the following papers and documents:

    Facing sheet.


    Prospectus, consisting of 80 pages.


    The undertaking to file reports.

    The Rule 484 undertaking.

    Representation pursuant to Section 26(e)(2)(A) under the Investment Company Act of 1940.

    Signatures.

    The Powers of Attorney.

    Written consent of the following persons:

        (a)  Edwin L. Kerr, Esq.

        (b)  PricewaterhouseCoopers LLP

        (c)  Paul M. Fischer, FSA, CLU, ChFC

    The following exhibits:

    1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

    A. (1) Resolution of the Board of Directors of Phoenix Mutual establishing the VUL Account filed with registrant's Registration Statement on June 26, 1986 and is filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, incorporated by reference.

        (2)  Not Applicable.

        (3)  Distribution of Policies:

             (a) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated December 31, 1996 filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, incorporated by reference.

             (b) Form of Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, incorporated by reference.

             (c)  Not Applicable.

        (4)  Not Applicable.

        (5)  Specimen policies with optional riders:

             (a) The Phoenix Edge - Variable Life Insurance Policy Form Number 5000 (Phoenix Edge) with optional rider (VR101) filed via Edgar on April 30, 1999, incorporated by reference.


             (b) Phoenix Edge SPVL - Specimen Variable Life Insurance Policy
                 Form filed via Edgar with Post Effective Amendment No. 17.*


        (6) (a) Charter of Phoenix Home Life filed with registrant's Post-Effective Amendment No. 7 on June 22, 1992 and filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, is incorporated by reference.

             (b) By-laws of Phoenix Home Life filed with registrant's Post-Effective Amendment No. 7 on June 22, 1992 and filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, is incorporated by reference.

        (7)  Not Applicable.

        (8)  Not Applicable.

        (9)  Form of Application for a Variable Life Insurance Policy

             (a) The Phoenix Edge - Form filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, incorporated by reference.


             (b) Phoenix Edge SPVL - Form filed via Edgar with Post Effective Amendment No. 17.*

        (10) Memorandum describing transfer and redemption procedures and method of computing adjustments in payments and cash values upon conversion to herein fixed benefit policies filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, and incorporated herein by reference.


    2.  See Exhibit 1.A.(5).

    3. Opinion of Counsel as to the legality of the securities being registered. (See number 7 below.)

    4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

    5.  Not Applicable.

    6.  Consent of PricewaterhouseCoopers LLP.*

    7.  Consent of Edwin L. Kerr, Esq.*


    8.  Opinion of Paul M. Fischer, FSA, CLU, ChFC.*


    -----------------
    * Filed herewith.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Phoenix Home Life Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 1st day of May, 2000.


                               PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                               -------------------------------------------------
                                         (Registrant)

                               By:  PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                    --------------------------------------------
                                         (Depositor)

                               By:  /s/ Dona D. Young
                                    --------------------------------------------
                                    Dona D. Young, President

ATTEST: /s/John H. Beers
        --------------------------------
        John H. Beers, Secretary


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on this 1st day of May, 2000.


SIGNATURE                                               TITLE
---------                                               -----

                                                        Director
---------------------------------------------------
*Sal H. Alfiero

                                                        Director
---------------------------------------------------
*J. Carter Bacot

                                                        Director
---------------------------------------------------
*Arthur P. Byrne

                                                        Director
---------------------------------------------------
*Richard N. Cooper

                                                        Director
---------------------------------------------------
*Gordon J. Davis, Esq.

                                                        Chairman of the Board and
---------------------------------------------------     Chief Executive Officer
*Robert W. Fiondella                                    (Principal Executive Officer)


                                                        Director
---------------------------------------------------
*John E. Haire

                                                        Director
---------------------------------------------------
*Jerry J. Jasinowski

                                                        Director
---------------------------------------------------
*John W. Johnstone

                                                        Director
---------------------------------------------------
*Marilyn E. LaMarche

                                                        Director
---------------------------------------------------
*Philip R. McLoughlin

                                                        Director
---------------------------------------------------
*Indra K. Nooyi

                                                        Director
---------------------------------------------------
*Robert F. Vizza

                                                        Director
---------------------------------------------------
*Robert G. Wilson


By: /s/ Dona D. Young
    ------------------------------
*Dona D. Young as Attorney in Fact pursuant to Powers of Attorney, copies of which were filed previously.


                                      S-2